UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

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Bow River Capital Evergreen Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Bow River Capital Evergreen Fund

November [17], 2023

Dear Shareholder,

The Bow River Capital Evergreen Fund (the “Fund”) will hold a Special Meeting of Shareholders on [December 22, 2023] at the offices of [Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996] (the “Special Meeting”). During the Special Meeting, Shareholders will vote on the following proposals (each a “Proposal” and, collectively, the “Proposals”):

Proposal 1: To approve a new investment advisory agreement (“New Advisory Agreement”) with Bow River Advisers, LLC (the “Adviser” or “Bow River Advisers”) that will replace the current investment advisory agreement with the Adviser (“Existing Advisory Agreement”). If approved, the New Advisory Agreement would become effective on the date of such approval.

Proposal 2: To approve a new investment consultant agreement (“New Investment Consultant Agreement”) between the Adviser and Aksia CA LLC (the “Investment Consultant” or “Aksia”) that will replace the current investment consultant agreement between the Adviser and Aksia (“Existing Investment Consultant Agreement”). If approved, the New Investment Consultant Agreement would become effective on the date of such approval.

Proposal 3: To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

As discussed in more detail in the accompanying proxy statement, Bow River Advisers, a Delaware limited liability company and advisor to the Fund, entered into a Sale and Purchase Agreement dated as of November 6, 2023 (the “Agreement”) with New York Life Investment Management Holdings LLC a Delaware limited liability company (“NYLIM,” together with its investment management affiliates, “New York Life Investments”), pursuant to which NYLIM will acquire a minority interest in the issued and outstanding membership interests of Bow River Advisers (the “Investment Transaction”). [The Investment Transaction is expected to close on or about December 29, 2023 (the “Closing”).]

The Fund is subject to the Investment Company Act of 1940, as amended (“1940 Act”), which provides that any investment advisory agreement must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser (i.e., a change in control). Although NYLIM will have a minority investment in the Adviser upon the Closing, the Investment Transaction will result in a change of control of the Adviser as defined by the 1940 Act; and consequently, in accordance with the 1940 Act, each of the Existing Advisory Agreement and the Existing Investment Consultant Agreement will automatically terminate. To prevent any potential disruption in the Adviser’s and the Investment Consultant’s ability to provide services to the Fund upon the consummation of the Investment Transaction, the Fund is seeking shareholder approval of each of the New Advisory Agreement and the New Investment Consultant Agreement. All material terms will remain unchanged from the Existing Advisory Agreement and Existing Investment Consultant Agreement, respectively. If approved, both the New Advisory Agreement and the New Investment Consultant Agreement would become effective as of the date of such approval and will remain in effect for an initial term of two (2) years from such effective date, and from year to year thereafter provided such continuance is specifically approved at least annually by the Board of Trustees (the "Board").

In anticipation of the completion of the Investment Transaction and related events, the trustees of the Board who are not interested persons (as defined in Section 2(a)(19) of the 1940 Act)(the “Independent Trustees”) requested and received information and materials from the Adviser regarding the Investment Transaction. On October 31, 2023, the Board approved each of the New Advisory Agreement and the New Investment Consultant Agreement. In order to protect the Fund against disruption of investment services in the event the shareholders had not approved the New Advisory Agreement and the New Investment Consultant Agreement prior to the date of the Closing, the Board also approved on October 31, 2023, (i) an interim advisory agreement with the Adviser (the “Interim Agreement”) that will allow the Adviser to continue to advise the Fund for up to 150 days after the date of the Closing or until the New Advisory Agreement is approved by shareholders, if sooner and (ii) an interim investment consultant agreement between the Adviser and Aksia (the “Interim Investment Consultant Agreement”, together with the Interim Agreement, the “Interim Agreements”) that will allow Aksia to continue to advise the Fund for up to 150 days after the date of the Closing or until the New Investment Consultant Agreement is approved by shareholders, if sooner . The Interim Agreements take effect on the date of the Closing and each of the New Advisory Agreement and New Investment Consultant Agreement will take effect if approved by shareholders at that time of approval. The Interim Agreements and both the New Advisory Agreement and the New Investment Consultant Agreement will allow the Adviser and Aksia to continue to serve as the adviser and investment consultant, respectively, to the Fund under terms that are the same, in all material respects, as the Existing Advisory Agreement and Existing Investment Consultant Agreement, except that there will be a new initial term for each.

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE “FOR” THE PROPOSALS.

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. To assure your representation at the Special Meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, by calling the number listed on your proxy card, by faxing it to the number listed on your proxy card, or vote by internet as indicated in the voting instruction materials, whether or not you expect to be present at the Special Meeting. If you attend the Special Meeting, you may revoke your proxy and vote your shares in person.

Sincerely,

/s/ Jeremy Held

Jeremy Held
President & Interested Trustee
Bow River Capital Evergreen Fund

Bow River Capital Evergreen Fund

205 Detroit Street, Suite 800

Denver, CO 80206

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held [December 22, 2023]

The Bow River Capital Evergreen Fund (the “Fund”) will host a Special Meeting of Shareholders on [December 22, 2023] at the offices of [Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996], at [2:00 p.m.] Eastern Time (the “Special Meeting”). This Special Meeting of the Fund is being held so that shareholders can consider the following:

Proposal 1: To approve a new investment advisory agreement (“New Advisory Agreement”) with Bow River Advisers, LLC (the “Adviser”) that will replace the current investment advisory agreement with the Adviser (“Existing Advisory Agreement”). If approved, the New Advisory Agreement would become effective on the date of such approval.

Proposal 2: To approve a new investment consultant agreement (“New Investment Consultant Agreement”) between the Adviser and Aksia CA LLC (“Investment Consultant” or “Aksia”) that will replace the current investment consultant agreement between the Adviser and Aksia (“Existing Investment Consultant Agreement”). If approved, the New Investment Consultant Agreement would become effective on the date of such approval.

Proposal 3: To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS TO APPROVE THE NEW ADVISORY AGREEMENT AND THE NEW INVESTMENT CONSULTANT AGREEMENT. THESE APPROVALS ARE BEING PROPOSED BECAUSE THE CONSUMMATION OF A TRANSACTION IN WHICH NEW YORK LIFE INVESTMENT MANAGEMENT HOLDINGS LLC WILL ACQUIRE A MINORITY MEMBERSHIP INTEREST IN THE ADVISER, RESULTING IN THE TERMINATION OF THE EXISTING ADVISORY AGREEMENT AND EXISTING INVESTMENT CONSULTANT AGREEMENT. APPROVAL OF THE PROPOSALS WILL NOT RESULT IN AN INCREASE IN THE FUND’S ADVISORY FEE RATE.

Shareholders of record of the Fund at the close of business on the Record Date, [November 1, 2023] are entitled to notice of and to vote at the Special Meeting and any adjournment(s) thereof. The Notice of Special Meeting of Shareholders, proxy statement and proxy card are being mailed on or about [November 17, 2023] to such shareholders of record.

By Order of the Board of Trustees,

Jeremy Held
President and Interested Trustee

[November 17, 2023]

YOUR VOTE IS IMPORTANT

You can vote easily and quickly over the Internet, by toll-free telephone call, or by mail. Just follow the simple instructions that appear on your proxy card. Please help the Fund reduce the need to conduct telephone solicitation and/or follow-up mailings by voting today.

IMPORTANT INFORMATION

Q.	Why am I receiving this proxy statement?

A.	You are being asked to vote on (i) a new investment advisory agreement (“New Advisory Agreement”) between the Fund and Bow River Advisers, LLC (“Bow River Advisers” or the “Adviser”), and (ii) a new investment consultant agreement (“New Investment Consultant Agreement”) between Bow River Advisers and Aksia CA LLC (“Aksia” or the “Investment Consultant”).

Bow River Advisers has entered into an Agreement (the “Agreement”) with New York Life Investment Management Holdings LLC, a Delaware limited liability company (“NYLIM,” together with its investment management affiliates, “New York Life Investments”), pursuant to which NYLIM will acquire a minority interest in the issued and outstanding membership interests of Bow River Advisers (the “Investment Transaction”). NYLIM will also have certain customary minority voting rights with respect to Bow River Advisers which will continue to be managed and controlled by BRAM Asset Management LLC, its parent company.

After the closing of the Investment Transaction, Bow River Advisers will continue to exist as a stand-alone entity. While the Adviser will continue to perform investment advisory services after the Investment Transaction and continue to operate its business independently from NYLIM, as well as remain under its existing brand and be led by its existing management and investment teams, the consummation of the Investment Transaction will result in an assignment of the Existing Advisory Agreement pursuant to the 1940 Act.

While the current investment strategy and team will remain unchanged, the Adviser believes that the partnership between Bow River Advisers and NYLIM will combine Bow River Advisers' expertise in portfolio management and private markets investing with NYLIM’s strengths, including distribution, client service, long-term orientation and capital growth. Bow River Advisers and NYLIFE Distributors LLC (“NYLIFE Distributors”) will also enter into a marketing support and sale agreement under which, among other things, NYLIFE Distributors will serve as the exclusive partner for the distribution of the Fund to the U.S. retail market and high net worth investors, subject to certain conditions.

Under federal securities law and the terms of the current advisory agreement, a change of control results in the termination of the current advisory agreement and a corresponding termination of the current investment consultant agreement. To prevent any potential disruption in the Adviser’s ability to provide services to the Fund, and the Investment Consultant’s ability to provide services to the Adviser, upon consummation of the Investment Transaction, the Fund is seeking shareholder approval of the New Advisory Agreement and the New Investment Consultant Agreement. All material terms will remain unchanged from the current advisory agreement and the current investment consultant agreement. If approved, each of the New Advisory Agreement and the New Investment Consultant Agreement would become effective as of the date of such approval and will remain in effect for an initial term of [two (2) years from its effective date], and from year to year thereafter provided such continuance is specifically approved at least annually by the Board of Trustees.

Q.	Will the Investment Transaction change how the Fund is managed?

A.	No, the Investment Transaction is not expected to have any impact on the Fund’s management or day-to-day operations. The Fund’s existing trustees, officers and portfolio management team will continue to serve in their current roles and there is not expected to be any change in the personnel providing services to the Fund. The Fund’s investment objective will remain unchanged as a result of the entry into the New Advisory Agreement and the New Investment Consultant Agreement.

Q.	Will the investment advisory fee rate be the same upon approval of the New Advisory Agreement?

A.

Yes, the investment advisory fee rate applicable to the Fund under the New Advisory Agreement will be identical to the current advisory fee rate applicable to the Fund.

Upon termination of the current advisory agreement, the “Current Expense Agreement,” as defined below, will also terminate. Pursuant to the Current Expense Agreement, to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Fund’s aggregate monthly ordinary operating expenses, excluding certain “Specified Expenses” listed below, borne by the Fund in respect of each Class of Shares to an amount not to exceed 0.50%, on an annualized basis, of the Fund’s month-end net assets (the “Expense Cap”) through July 31, 2024. The Current Expense Agreement automatically renews for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Current Expense Limitation Agreement may be terminated by the Fund’s Board of Trustees upon thirty days’ written notice to the Adviser.

If the Fund’s aggregate monthly ordinary operating expenses, exclusive of the Specified Expenses, in respect of any Class of Shares for any month exceed the Expense Cap applicable to that Class of Shares, the Adviser will waive its Management Fee and/or reimburse the Fund for expenses to the extent necessary to eliminate such excess. The Adviser may also directly pay expenses on behalf of the Fund and waive reimbursement under the Current Expense Limitation Agreement. To the extent that the Adviser waives its Management Fee and/or reimburses expenses, the Adviser may, for a period not to exceed three years from the date on which a Waiver is made, recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment.

Specified Expenses that are not covered by the Current Expense Limitation Agreement and are therefore borne by shareholders of the Fund include: (i) the Management Fee; (ii) all fees and expenses of Fund Investments (as defined in the Prospectus) (including any underlying fees of the Fund Investments (the “Acquired Fund Fees and Expenses”)); (iii) transactional costs, including legal costs and brokerage commissions, associated with the acquisition and disposition of Private Market Assets (as defined in the Prospectus) and other investments; (iv) interest payments incurred on borrowing by the Fund; (v) fees and expenses incurred in connection with a credit facility, if any, obtained by the Fund; (vi) distribution and shareholder servicing fees, as applicable; (vii) taxes; and (viii) extraordinary expenses resulting from events and transactions that are distinguished by their unusual nature and by the infrequency of their occurrence, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding, indemnification expenses, and expenses in connection with holding and/or soliciting proxies for all annual and other meetings of shareholders).

If the Fund enters into the New Advisory Agreement, then the Adviser has agreed to enter into a new expense limitation agreement with the Fund on identical terms and conditions as the Current Expense Agreement. The new expense limitation agreement will be subject to Board approval.

Q.	Will the investment consultant fee rate be the same upon approval of the New Investment Consultant Agreement?

A.	Aksia is paid out of the management fee Bow River Advisers is paid by the Fund and will not change under the New Investment Consultant Agreement.

Q.	Will the Fund pay for the proxy solicitation and related legal costs?

A.	No. These costs will be borne by the Adviser and NYLIM.

Q.	What will happen if shareholders of the Fund do not approve the New Advisory Agreement and the New Investment Consultant Agreement?

A.	If the Fund’s shareholders do not approve the proposals, the Interim Agreements will allow the Adviser to continue to serve as the Adviser to the Fund and the Investment Consultant to serve as consultant to the Adviser for up to 150 days following the date of the closing of the Investment Transaction (“Closing”) or until the New Advisory Agreement and New Investment Consultant Agreement are approved by shareholders, if sooner. Accordingly, the Board of Trustees of the Fund (the “Board”) urges you to vote without delay in order to avoid potential disruption to the Fund that could occur if shareholder approval is not obtained in that time and the Adviser is unable to continue to provide advisory services to the Fund.

Q.	How does the Board recommend that I vote?

A.	The current members of the Board, including all of the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund (the “Independent Trustees”) recommend that you vote in favor of the proposal to approve the New Advisory Agreement and the New Investment Consultant Agreement.

Q.	I have only a few shares — does my vote matter?

A.	Your vote is important. If many shareholders choose not to vote, the Fund might not receive enough votes to reach a quorum to hold the Special Meeting. If it appears that there will not be a quorum, the Fund would have to send additional mailings or otherwise solicit shareholders to try to obtain more votes.

Q.	What is the deadline for submitting my vote?

A.	We encourage you to vote as soon as possible to make sure that the Fund receives enough votes to act on the proposals. Unless you attend the Special Meeting to vote in person, your vote (cast by Internet, telephone or paper proxy card as described below) must be received by the Fund by [5:00 p.m. Eastern Time on December 21, 2023].

Q.	Who is eligible to vote?

A.	Any person who owned shares of the Fund on the “Record Date,” which was [November 1, 2023] (even if that person has since sold those shares).

Q.	How can I vote?

A.	You may vote in any of four ways:

○	Through the Internet. Please follow the instructions on your proxy card.

○	By telephone, with a toll-free call to the phone number indicated on the proxy card.

○	By mailing in your proxy card.

○	In person at the Special Meeting at the offices of [Faegre Drinker Biddle & Reath LLP on December 22, 2023].

We encourage you to vote via the Internet or telephone using the control number on your proxy card and following the simple instructions because these methods result in the most efficient means of transmitting your vote and reduce the need for the Fund to conduct telephone solicitations and/or follow up mailings. If you would like to change your previous vote, you may vote again using any of the methods described above.

Q.	How should I sign the proxy card?

A.	You should sign your name exactly as it appears on the proxy card. Unless you have instructed us otherwise, either owner of a joint account may sign the card, but again, the owner must sign the name exactly as it appears on the card. The proxy card for accounts of which the signer is not the owner should be signed in a way that indicates the signer’s authority—for example, “Mary Smith, Custodian.”

Bow River Capital Evergreen Fund

205 Detroit Street, Suite 800

Denver, CO 80206

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

[DECEMBER 22, 2023]

Introduction

This proxy statement is being provided to you on behalf of the Board of Trustees (the “Board of Trustees”) of Bow River Capital Evergreen Fund (the “Fund”) in connection with the solicitation of proxies to be used at a Special Meeting of Shareholders (the “Special Meeting”) of the Fund. The following table identifies the proposals set forth in this proxy statement.

Proposal Number	Proposal Description
1	To approve a new investment advisory agreement (“New Advisory Agreement”) with Bow River Advisers, LLC (the “Adviser”) that will replace the current investment advisory agreement with the Adviser (“Existing Advisory Agreement”). If approved, the New Advisory Agreement would become effective on the date of such approval.
2	To approve a new investment consultant agreement (“New Investment] Consultant Agreement”) between the Adviser and Aksia CA LLC (“Investment Consultant” or “Aksia”) that will replace the current investment consultant agreement between the Adviser and Aksia (“Existing Investment Consultant Agreement”). If approved, the New Investment Consultant Agreement would become effective on the date of such approval.
3	To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

You will find this proxy statement divided into four parts:

Part 1	Provides details on the proposal to approve a new advisory agreement (see page [1])
Part 2	Provides details on the proposal to approve a new investment consultant agreement (see page [ ])
Part 3	Provides information about ownership of shares of the Fund (see page [9])
Part 4	Provides information on proxy voting and the operation of the Special Meeting (see page [10])
Part 5	Provides information on other matters (see page [13])

Please read the proxy statement before voting on the proposal. Please call toll-free at [] if you have any questions about the proxy statement, or if you would like additional information.

We anticipate that the Notice of Special Meeting of Shareholders, this proxy statement and the proxy card (collectively, the “proxy materials”) will be mailed to shareholders beginning on or about [November 17], 2023.

Annual and Semi-Annual Reports. The Fund’s most recent annual and semi-annual reports to shareholders are available at no cost. You may obtain a copy of a report through the Fund’s website at https://www.bowriverevergreen.com/. You may also request a report by calling toll-free at (888) 330-3350.

Important Notice Regarding the Availability of Materials

for the Shareholder Meeting to be Held on December 22, 2023

The proxy statement for the Special Meeting is available at

[                  ]

PART 1

DESCRIPTION OF PROPOSAL 1

APPROVAL OF A NEW ADVISORY AGREEMENT

Introduction

The Special Meeting is being called to consider proposals necessitated by the proposed investment transaction between New York Life Investment Management Holdings LLC (“NYLIM”) and Bow River Advisers, LLC (“Bow River Advisers” or the “Adviser”), pursuant to which NYLIM will acquire a minority interest in the issued and outstanding membership interests of Bow River Advisers (the “Investment Transaction”). The Investment Transaction is expected to close on or about [December 29], 2023 (the “Closing”). The Investment Transaction will cause the existing advisory agreement between the Fund and Bow River Advisers (the “Existing Advisory Agreement”) to automatically terminate, effective as of the Closing. Consequently, shareholders are being asked to vote on a proposal to approve a new investment advisory agreement (“New Advisory Agreement”) with Bow River Advisers that will replace the Existing Advisory Agreement.

The form of the New Advisory Agreement is attached hereto as Exhibit A. The terms of the New Advisory Agreement are identical to the terms of the Existing Advisory Agreement with respect to services provided by Bow River Advisers. In addition, the advisory fees payable to Bow River Advisers by the Fund under the New Advisory Agreement are identical to the advisory fees payable under the Existing Advisory Agreement. The material terms of the New Advisory Agreement and Existing Advisory Agreement are compared below in “Terms of the Existing and New Advisory Agreements.”

Your approval of the New Advisory Agreement would not result in any change in the Fund’s advisory fee rate.

Information About Bow River Advisers

Bow River Advisers is registered as an investment adviser with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Bow River Advisers has responsibility for the overall management of the Fund. It is also responsible for managing the Fund’s business affairs and providing day-to-day administrative services to the Fund. The principal office of Bow River Advisers is located at 205 Detroit Street, Suite 800, Denver, CO 80206. Bow River Advisers is a majority-owned subsidiary of Bow River Asset Management, LLC (“Bow River Capital”). Bow River Capital served as the investment adviser to the Fund from inception through the close of business on March 31, 2023. Founded in 2003 in Denver, Colorado, Bow River Capital was established with a vision of building a world class, diversified investment management platform focused on the lower middle market. Bow River Capital is employee-owned and has four private fund platforms: Private Credit, Private Equity, Real Estate, and Software Growth Equity, in addition to the registered Bow River Capital Evergreen Fund managed by the Adviser. As of [November 1, 2023], Bow River Advisers had approximately [$425] million in assets under management and Bow River Capital had approximately [$3.2] billion in assets under management.

Bow River Advisers does not manage any other registered investment company with similar investment strategies and objectives to the Fund’s.

The Transaction

On November 6, 2023, Bow River Advisers entered into an Agreement (the “Agreement”) with NYLIM pursuant to which, NYLIM will acquire a minority interest in the issued and outstanding membership interests of Bow River Advisers. The Agreement also provides NYLIM with the option to purchase additional membership interests in Bow River Advisers in the future. Bow River Asset Management, the parent company of Bow River Advisers, will retain a controlling interest in the Adviser, and key members of the investment team will retain their minority equity interest in the Adviser. In addition, NYLIM will have certain customary minority voting rights with respect to Bow River Advisers.

Fund management believes that the partnership between Bow River Advisers and NYLIM will combine Bow River Advisers' expertise in portfolio management and private markets investing with NYLIM’s strengths, including distribution, client service, long-term orientation and capital growth. NYLIFE Distributors LLC (“NYLIFE Distributors”) and Bow River will also enter into a marketing support and sale agreement under which, among other things, NYLIFE Distributors will serve as the exclusive partner for the distribution of the Fund to the U.S. retail market and high net worth investors, subject to certain conditions.

The Fund is subject to the Investment Company Act of 1940, as amended (“1940 Act”), which provides that any investment advisory agreement must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block (25% or more) of outstanding voting securities of an adviser or the parent company of an adviser (i.e., a change in control). The Investment Transaction will result in a change of control of Bow River Advisers pursuant to the 1940 Act; and consequently, in accordance with the 1940 Act, the Existing Advisory Agreement will automatically terminate.

Information Concerning New York Life Investments

NYLIM , located at 51 Madison Avenue, New York, New York 10010, is a Delaware limited liability company that is the primary holding company for the investment management businesses of its parent company, New York Life Insurance Company. NYLIM and its subsidiaries managed approximately $407 billion in assets as of August 31, 2023.

Terms of the Agreement

The following is a summary of the terms of the Investment Transaction considered relevant to the Fund:

On November 6, 2023, Bow River Advisers entered into an Agreement with NYLIM, pursuant to which NYLIM will acquire a minority interest in the issued and outstanding membership interests of Bow River Advisers.

Following the Investment Transaction, Bow River Advisers will continue to exist as a stand-alone entity that will be managed independently NYLIM and operated on a day-to-day basis by Bow River Asset Management, LLC (“BRAM”), the parent company of the Adviser. The Fund will retain its current name, existing brand and will be led by its existing management and investment teams; however, the consummation of the Investment Transaction will result in an assignment of the Existing Advisory Agreement pursuant to the 1940 Act.

Investment Not Expected to Adversely Affect Bow River Advisers or the Fund

It is anticipated that the Investment Transaction will not result in any change in the services provided by the Adviser to the Fund. Furthermore, it is anticipated that the Investment Transaction will not diminish in any way the level of investment advisory service previously provided by the Adviser. Following the Investment Transaction, Bow River Advisers will continue to operate its business independently, as well as remain under its existing brand and be led by its existing management and investment teams.

Impact of the Investment Transaction on the Fund’s Advisory Agreement and Summary of the Proposal

Shareholders of the Fund are being asked to approve a proposed new advisory agreement with the Adviser. The consummation of the Investment Transaction will constitute an “assignment” (as defined in the 1940 Act) of the Existing Advisory Agreement. As required by the 1940 Act, the Existing Advisory Agreement provides for its automatic termination in the event of an assignment. Accordingly, the Existing Advisory Agreement will terminate upon the Closing and the New Advisory Agreement is necessary if the Adviser is to continue to manage the Fund following the Closing. If the Fund’s shareholders do not approve the proposal, the Interim Agreement will allow the Adviser to continue to serve as the Adviser to the Fund for up to 150 days following the date of the Closing or until the New Advisory Agreement is approved by shareholders, if sooner. See “The Interim Agreement”, below.

Factors Considered by the Trustees and their Recommendation

The Board of Trustees is recommending that shareholders vote to approve the New Advisory Agreement with Bow River Advisers.

At a special meeting of the Board held on October 31, 2023, the entire Board, including all of the Independent Trustees, discussed and approved the New Advisory Agreement between Bow River Advisers and the Fund, as well as the Interim Agreement (for purposes of this section, collectively with the New Advisory Agreement, the “Proposed Agreements”), and determined to recommend that Shareholders approve the New Advisory Agreement. In considering information relating to the approval of the Proposed Agreements, the Board and the Independent Trustees received assistance and advice from its counsel who had provided the Board with a written description of their responsibilities in considering the Proposed Agreements.

Independent legal counsel, on behalf of the Independent Trustees, had requested a variety of information from the Adviser, which the Adviser provided to the Board in advance of the Board meeting held on October 31, 2023. At the Board meeting, the Trustees discussed those materials and the Investment Transaction with representatives of both Bow River Advisers and NYLIM , including the strategic rationale for the Investment Transaction. In addition, at the October 31, 2023 Board meeting, the Independent Trustees met in executive sessions with their independent legal counsel, at which no representative of either the Adviser or NYLIM was present.

In making the decision to approve the Proposed Agreements, the Independent Trustees gave attention to all information furnished. The following discussion identifies the primary factors taken into account by the Board in approving the Proposed Agreements. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

The nature, extent, and quality of services to be provided to the Fund by Bow River Advisers. The Board considered the materials provided describing the services to be provided by Bow River Advisers to the Fund, as well their conversations with both Bow River Advisers and NYLIM. In reviewing the nature, extent, and quality of services to be provided to the Fund, the Board considered, among other things: that the Proposed Agreements will be substantially identical to both the Existing Advisory Agreement and the Interim Agreement (except for certain provisions contained in the Interim Agreement that are different, as required by law); that Bow River Advisers’ services and the current portfolio management team would not change as a result of the Investment Transaction.

Based on its consideration and review of the foregoing and other information, the Board determined that the Fund was likely to benefit from the nature, extent, and quality of services to be provided by Bow River Advisers, as well as Bow River Advisers’ ability to render such services based on its experience, operations, and resources, as well as the experience, operations and resources of NYILM.

Comparison of the fees to be charged by Bow River Advisers. The Board considered Bow River Advisers’ proposed advisory fee structure, noting that it was identical to the structure under the Existing Advisory Agreement. The Board noted that the Fund’s advisory fee was calculated on average daily managed assets (as defined above) and its 1.75% advisory fee was comparable to the fees payable by other comparable funds identified in the provided FUSE report. The Board also noted that Bow River Advisers would maintain its expense limitation and reimbursement agreement with the Fund, in order to cap the costs paid by shareholders. Accordingly, the Board determined that the fees for the Proposed Agreements were reasonable.

Profitability and Economies of Scale.  The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser from its relationship with the Fund, including that the Adviser believed that the Investment Transaction has the potential to increase the Fund’s growth over time, which could result in economies of scale being realized by the Fund and its shareholders. In addition, the Adviser noted that an increase in the size of the Fund could allow the Fund to engage in a wider variety of investments and also could create additional liquidity.

Other Factors.  Finally, the Board noted that Bow River Advisers has agreed that it will use its reasonable best efforts to comply with all of the requirements of Section 15(f), thus allowing the Bow River Advisers to rely upon the safe harbor afforded by Section 15(f). In addition, the Board noted that Bow River Advisers and NYLIM had agreed to pay all expenses of the Fund in connection with the Board’s consideration of the Proposed Agreements and all costs of this proxy solicitation. As a result, the Fund will bear no costs in seeking shareholder approval of the New Advisory Agreement.

Conclusion. Based on the totality of the information considered, the Trustees concluded that the Fund was likely to benefit from the nature, extent and quality of Bow River Advisers’ services and that Bow River Advisers has the ability to provide these services based on its experience, operations and resources, as well as the experience, operations and resources of NYLIM. After evaluation of the considerations described above, and in light of the nature, extent and quality of services to be provided by Bow River Advisers, the Trustees, including a majority of the Independent Trustees, approved the Proposed Agreements and determined to recommend that Shareholders approve the New Advisory Agreement.

Based on all of the foregoing, the Trustees recommend that shareholders of the Fund vote FOR the approval of the New Advisory Agreement.

The Interim Agreement

At a special meeting of the Board held on October 31, 2023, the Board of Trustees also considered and approved an interim advisory agreement with the Adviser (the “Interim Agreement”) that will allow the Adviser to continue to advise the Fund for up to 150 days after the date of the Closing or until the New Advisory Agreement is approved by shareholders, if sooner. The Interim Agreement takes effect on the date of the Closing and the New Advisory Agreement will take effect if approved by Shareholders. The Interim Agreement and the New Advisory Agreement will allow the Adviser to continue to serve as the adviser to the Fund under terms that are the same as the Existing Advisory Agreement except that there will be a new initial term. Under the Interim Agreement and the New Advisory Agreement, (i) the Fund’s investment objective and investment strategies will not change, (ii) the investment advisory personnel of Bow River Advisers who provide advisory services to the Fund are expected to remain the same, and (iii) Bow River Advisers will continue to provide the same advisory services to the Fund for the same fees subject to the oversight of the Board of Trustees, under terms that are the same, except that there will be a new initial term, to the Existing Advisory Agreement.

The provisions required by law include a requirement that the fees payable under the Interim Agreement be put into an escrow account. If the Fund’s shareholders approve the New Advisory Agreement at some time on or before [May 21, 2024], the Interim Agreement will terminate and the compensation (plus any interest earned) payable by the Fund under the Interim Agreement will be paid to the Adviser. If the New Advisory Agreement is not so approved with respect to the Fund, only the lesser of the costs incurred (plus any interest earned) or the amount in the escrow account (including any interest earned) will be paid to the Adviser.

Terms of the Existing Advisory Agreement and the New Advisory Agreement

A copy of the New Advisory Agreement is attached hereto as Exhibit A. The following description is only a summary; however, all material terms of the New Advisory Agreement have been included in this summary. You should refer to Exhibit A for the New Advisory Agreement, and the description set forth in this proxy statement of the New Advisory Agreement is qualified in its entirety by reference to Exhibit A. The investment advisory services to be provided by Bow River Advisers to the Fund under the New Advisory Agreement and the fee structure with respect to the Fund are identical to the services currently provided by Bow River Advisers and the fee structure under the Existing Advisory Agreement. The contractual rates of the advisory fee payable by the Fund to Bow River Advisers, and the actual advisory fee rates paid to Bow River Advisers by the Fund for the fiscal year ended March 31, 2023, are set forth in Exhibit B. The dates on which the Existing Advisory Agreement was most recently (i) approved by the Board of Trustees; and (ii) submitted to shareholders for approval and the purpose for such submission is also set forth in Exhibit B.

The terms of the Interim Advisory Agreement are the same as those of the Existing Advisory Agreement, except that there is a new initial term. A copy of the Interim Advisory Agreement is attached hereto as Exhibit F. The provisions required by law include a requirement that the fees payable under the Interim Advisory Agreement be put into an escrow account. If the Fund’s shareholders approve the New Advisory Agreement at some time on or before [May 21, 2024], the Interim Agreement will terminate and the compensation (plus any interest earned) payable by the Fund under the Interim Agreement will be paid to the Adviser. If the New Advisory Agreement is not so approved with respect to the Fund, only the lesser of the costs incurred (plus any interest earned) or the amount in the escrow account (including any interest earned) will be paid to the Adviser.

Advisory Services. Both the New Advisory Agreement and the Existing Advisory Agreement state that the Fund employs Bow River Advisers, subject to the control of the Board of Trustees of the Fund, in compliance with such policies as the Board of Trustees may from time to time establish and in compliance with the objective, policies and limitations for the Fund, to continuously review, supervise and (where appropriate) administer the investment program of the Fund, to determine in its discretion (where appropriate) the securities to be purchased, held, sold or exchanged.

Both the New Advisory Agreement and the Existing Advisory Agreement state that the Adviser is to provide the Fund with records concerning Bow River Advisers’ activities which the Fund is required to maintain, and render regular reports to the Fund’s officers and trustees concerning Bow River Advisers’ discharge of its responsibilities. Both the New Advisory Agreement and the Existing Advisory Agreement state that Bow River Advisers may hire (subject to the approval of the Board of Trustees) and supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of the Fund.

Fund Transactions. Both the New Advisory Agreement and the Existing Advisory Agreement provide that Bow River Advisers is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and is directed to use its best efforts to obtain “best execution” considering the Fund’s investment objective, policies and restrictions as stated in the Fund’s prospectus and statement of additional information (“SAI”), and that Bow River Advisers will promptly communicate to the officers and Board of Trustees such information relating to portfolio transactions as they may reasonably request. Both the New Advisory Agreement and the Existing Advisory Agreement also provide that Bow River Advisers will not be deemed to have acted unlawfully or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under the respective advisory agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Fund to a broker-dealer in compliance with Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Fund’s prospectus and SAI.

Compensation of Bow River Advisers. Both the New Advisory Agreement and the Existing Advisory Agreement contain identical fee structures. The fee structure, including the advisory fee rates payable to Bow River Advisers under the Interim Advisory Agreement are identical to the fee structure and fee rates payable under the Existing Advisory Agreement.

Duration and Termination. Both the New Advisory Agreement and the Existing Advisory Agreement provide that, after the expiration of an initial two-year term, they may be continued for successive annual periods upon the approval of a majority of the Board of Trustees, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”), voting separately. Both the New Advisory Agreement and the Existing Advisory Agreement provide that they will continue in effect for successive periods of one year only if such continuance is specifically approved at least annually (a) by the vote of a majority of those Trustees who are not parties to the respective agreement or interested persons of any such party, as such term is defined in the 1940 Act, and (b) by a vote of a majority of the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund. Both the New Advisory Agreement and the Existing Advisory Agreement may be terminated at any time, without the payment of any penalty by vote of a majority of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to Bow River Advisers, or by Bow River Advisers at any time without the payment of any penalty, on sixty (60) days’ written notice to the Fund. Both the New Advisory Agreement and the Existing Advisory Agreement provide that the respective agreement will automatically and immediately terminate in the event of its assignment.

The Interim Advisory Agreement is identical, except that there is a new initial term, to the Existing Advisory Agreement. The Interim Agreement will take effect on the date of the Closing if the New Advisory Agreement has not yet been approved by Shareholders and will continue for up to 150 days after the date of Closing or until the New Advisory Agreement is approved by Shareholders, if sooner.

Limitation of Liability. Both the New Advisory Agreement and the Existing Advisory Agreement contain identical provisions with respect to the limitation of liability. The New Advisory Agreement and the Existing Advisory Agreement both state that Bow River Advisers will not be liable for any error of judgment, mistake of law or for any act or omission in connection with the performance of services to the Fund, except as otherwise may be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified, and except for a loss resulting from Bow River Advisers’ willful misfeasance, bad faith, reckless disregard or gross negligence in the performance of its duties under the respective agreement. Both the New Advisory Agreement and the Existing Advisory Agreement provide that the Fund will indemnify Bow River Advisers to the fullest extent permitted by law against any liability or expense that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of Bow River Advisers’ willful misfeasance, bad faith, reckless disregard or gross negligence of its obligations to the Fund.

Expense Agreements

The Adviser has entered into an expense limitation and reimbursement agreement (the “Current Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Fund’s aggregate monthly ordinary operating expenses, excluding certain “Specified Expenses” listed below, borne by the Fund in respect of each Class of Shares to an amount not to exceed 0.50%, on an annualized basis, of the Fund’s month-end net assets (the “Expense Cap”) through July 31, 2024. The Current Expense Limitation Agreement automatically renews for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Current Expense Limitation Agreement may be terminated by the Fund’s Board of Trustees upon thirty days’ written notice to the Adviser.

If the Fund’s aggregate monthly ordinary operating expenses, exclusive of the Specified Expenses, in respect of any Class of Shares for any month exceed the Expense Cap applicable to that Class of Shares, the Adviser will waive its Management Fee and/or reimburse the Fund for expenses to the extent necessary to eliminate such excess. The Adviser may also directly pay expenses on behalf of the Fund and waive reimbursement under the Current Expense Limitation Agreement. To the extent that the Adviser waives its Management Fee and/or reimburses expenses, the Adviser may, for a period not to exceed three years from the date on which a Waiver is made, recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment.

Specified Expenses that are not covered by the Current Expense Limitation Agreement and are therefore borne by shareholders of the Fund include: (i) the Management Fee; (ii) all fees and expenses of Fund Investments (as defined in the Prospectus) (including any underlying fees of the Fund Investments (the “Acquired Fund Fees and Expenses”)); (iii) transactional costs, including legal costs and brokerage commissions, associated with the acquisition and disposition of Private Market Assets (as defined in the Prospectus) and other investments; (iv) interest payments incurred on borrowing by the Fund; (v) fees and expenses incurred in connection with a credit facility, if any, obtained by the Fund; (vi) distribution and shareholder servicing fees, as applicable; (vii) taxes; and (viii) extraordinary expenses resulting from events and transactions that are distinguished by their unusual nature and by the infrequency of their occurrence, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding, indemnification expenses, and expenses in connection with holding and/or soliciting proxies for all annual and other meetings of shareholders).

Upon the termination of the Existing Advisory Agreement, the Current Expense Agreement will also terminate. If the Fund enters into the New Advisory Agreement, Bow River Advisers has agreed to enter into a new expense agreement with the Fund on identical terms and conditions as the Current Expense Agreement. The New Expense Agreement will be subject to Board approval and become effective upon shareholder approval of the New Advisory Agreement.

The New Expense Agreement would continue in effect until [] under the New Advisory Agreement.

Additional Information Pertaining to Bow River Advisers

The following table sets forth the name, position and principal occupation of each current executive officer of Bow River Advisers as of [November 1, 2023]. Each individual’s address is c/o Bow River Advisers, LLC, 205 Detroit Street, Suite 800, Denver, Colorado 80206.

Name	Principal Occupation at Bow River Advisers
Blair E. Richardson	Chief Executive Officer

Richard G. Thackray	President

Jane C. Ingalls	Chief Operating Officer

James D. Kerr	General Counsel; Chief Compliance Officer

Jeremy Held	Managing Director; Head of Evergreen Strategies

Michael Trihy	Director; Portfolio Manager

During the Fund’s last fiscal year, the Fund did not pay any amount to Bow River Advisers or any affiliated person of Bow River Advisers for services to the Fund (other than pursuant to the Existing Advisory Agreement).

There were no brokerage commissions paid by the Fund to affiliated brokers of Bow River Advisers for the fiscal year ended March 31, 2023.

[As of the Record Date, Michael Imhoff owned less than 5% of the voting securities of a private fund managed by BRAM. No other Independent Trustee owns securities of, or has any other material direct or indirect interest in, Bow River Advisers or any person controlling, controlled by or under common control with Bow River Advisers.] As of the Record Date, Jeremy Held and Michael Trihy each own shares of the Adviser. As of the Record Date, no Independent Trustee has had any material interest, direct or indirect, in any material transaction, proposed or otherwise, since the beginning of the Fund’s fiscal year ended March 31, 2023, to which Bow River Advisers, or any parent or subsidiary of Bow River Advisers, or any parent or subsidiary of such entities, was a party.

Required Vote

As provided under the 1940 Act, approval of the New Advisory Agreement will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting. The shareholders of the Fund will vote together as a single class.

FOR THE REASONS SET FORTH ABOVE, THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE NEW ADVISORY AGREEMENT WITH Bow River Advisers.

PART 2

DESCRIPTION OF PROPOSAL 2

APPROVAL OF A NEW INVESTMENT CONSULTANT AGREEMENT

Introduction

Bow River Advisers and the Fund have entered into an investment consultant agreement (the “Existing Investment Consultant Agreement”) with Aksia CA LLC (“Investment Consultant” or “Aksia”). As with the Existing Advisory Agreement, the Existing Investment Consultant Agreement, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its assignment. As a result, the Closing will result in the termination of the Existing Investment Consultant Agreement.

The form of the new investment consultant agreement (the “New Investment Consultant Agreement” is attached hereto as Exhibit C. The terms of the New Investment Consultant Agreement are materially the same as the terms of the Existing Investment Consultant Agreement with respect to services provided by Aksia. In addition, the fees payable to Aksia by Bow River under the New Investment Consultant Agreement are identical to the fees payable under the Existing Investment Consultant Agreement. The material terms of the New Investment Consultant Agreement and Existing Investment Consultant Agreement are compared below in “Terms of the Existing and New Investment Consultant Agreements.”

Your approval of the New Investment Consultant Agreement would not result in any change in Fund’s advisory fee rate.

Information About Aksia

Aksia CA LLC, located at 12760 High Bluff Drive, Suite 120, San Diego, CA 92130, serves as the Investment Consultant to the Fund and assists the Adviser with sourcing, evaluating and selecting investments for the Fund’s portfolio. As the Investment Consultant, Aksia only recommends investments to the Adviser and has no involvement in investment decisions, any related negotiations, or the finalization of any investment. The Investment Consultant, formed in 2011, is a private, independently-owned firm that provides asset management services to state and local pension plans, endowments and foundations. The Investment Consultant is an investment adviser registered with the SEC under the Advisers Act.

As of July 1, 2023, Aksia, together with its wholly owned subsidiaries, advises on over $290 billion (AUA)1 and manages $24 billion (AUM) of alternative investment assets.

Aksia does not serve as investment consultant to any other funds with similar investment strategies and objectives to the Fund’s.

1 AUA is defined as the sum of 1) net asset value (“NAV”) of underlying investments and 2) unfunded commitments of underlying investments. AUM is defined as the sum of 1) NAV of underlying investments, 2) unfunded commitments of underlying investments, and 3) the amounts committed to Aksia-managed vehicles but not yet committed to an underlying investment. AUA/AUM represents assets advised and/or managed by Aksia and tracked by Aksia’s Client Operations team. AUM includes all accounts where Aksia serves as the investment manager, whether in a fully discretionary manner or where the client retains veto/approval authority. AUA/AUM does not include assets of any research clients or advisory clients for whom Aksia does not track their portfolios. Please note that AUA/AUM estimates for illiquid funds reflect lagged reporting and valuations.

Transaction Not Expected to Adversely Affect Aksia or the Fund

It is anticipated that the Investment Transaction will not result in any change in the services provided by Aksia to the Fund. It is further anticipated that the Investment Transaction and New Investment Consultant Agreement will not diminish in any way the high level of investment consultant services previously provided by Aksia.

Impact of the Transaction on the Fund’s Investment Consultant Agreement and Summary of the Proposal

Shareholders of the Fund are being asked to approve a proposed New Investment Consultant Agreement between Bow River Advisers and Aksia. The Closing will result in the termination of the Existing Investment Consultant Agreement and the New Investment Consultant Agreement is necessary if Aksia is to continue serving as the investment consultant to the Fund after the Closing. If the Fund’s shareholders do not approve the proposal, the Interim Investment Consultant Agreement will allow Aksia to continue to serve as the investment consultant to the Fund for up to 150 days following the date of the Closing or until the New Investment Consultant Agreement is approved by shareholders, if sooner. See “The Interim Investment Consultant Agreement”, below.

Factors Considered by the Trustees and their Recommendation

The Board of Trustees is recommending that shareholders vote to approve the New Investment Consultant Agreement with Aksia.

At a special meeting of the Board held on October 31, 2023, the entire Board, including all of the Independent Trustees, discussed and approved the New Investment Consultant Agreement between Bow River Advisers and Aksia, as well as the Interim Investment Consultant Agreement (for purposes of this section, collectively with the New Investment Consultant Agreement, the “Proposed IC Agreements”), and determined to recommend that Shareholders approve the New Investment Consultant Agreement. In considering information relating to the approval of the Proposed IC Agreements, the Board and the Independent Trustees received assistance and advice from its counsel who had provided the Board with a written description of their responsibilities in considering the Proposed IC Agreements.

Independent legal counsel, on behalf of the Independent Trustees, had requested a variety of information from Aksia, which Aksia provided to the Board in advance of the Board meeting held on October 31, 2023. At the Board meeting, the Trustees discussed those materials and met in executive sessions with their independent legal counsel.

In making the decision to approve the Proposed IC Agreements, the Independent Trustees gave attention to all information furnished. The following discussion identifies the primary factors taken into account by the Board in approving the Proposed IC Agreements. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

The nature, extent, and quality of services to be provided to the Fund by Aksia The Board reviewed and considered the nature and extent of the investment consultant services provided by Aksia to the Adviser, and therefore the Fund, under the New Investment Consultant Agreement, including the recommendation of Fund investments. The Board noted that Investment Transaction would not impact the services provided and Aksia would continue to source investments and assist in the due diligence process, but serve as a non-discretionary consultant and have no involvement in investment decisions, any related negotiations, or the finalization of any investment. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by Aksia, including, among other things, providing office facilities, equipment, and personnel. The Board also reviewed and considered the qualifications of the key personnel of Aksia who provide the investment consulting and/or administrative services to the Fund.

Based on its consideration and review of the foregoing and other information, the Board determined that the Fund was likely to benefit from the nature, extent, and quality of services to be provided by Aksia, as well as Aksia’s ability to render such services based on its experience, operations, and resources.

Fees and Expenses. The Board reviewed the proposed investment consultant fee to be paid to Aksia under the New Investment Consultant Agreement and noted that such fee was identical to that which is paid under the Existing Investment Consultant Agreement. They also noted that the fee is paid by the Adviser out of the Adviser’s investment management fee. Accordingly, the Board determined that the fees for the Proposed Agreements were reasonable.

Profitability and Economies of Scale. The Board considered Aksia’s assets under management and discussed Aksia’s responses regarding its financial condition and its methodology for allocating its expenses to the funds to which it provides services, including the Fund; but did not consider specific information concerning the costs incurred and profits realized by Aksia from its relationship with the Fund. The Board determined that the compensation to Aksia was reasonable and the financial condition was adequate. The Board also determined that, given the Fund’s current size, economies of scale were not present at this time.

Other Factors. The Board also discussed other benefits that may be received by Aksia from its service to the Fund, including, without limitation, the ability to market its consulting services for similar products in the future. The Board noted that Aksia did not have affiliations with the Fund’s transfer agent, administrator, custodian or distribution agent and therefore does not derive any benefits from the relationships these parties may have with the Fund. The Board concluded that the consultancy fees were reasonable in light of the fall-out benefits.

Conclusion. Based on the totality of the information considered, the Trustees concluded that the Fund was likely to benefit from the nature, extent and quality of Aksia’s services and that Aksia has the ability to provide these services based on its experience, operations and resources. After evaluation of the considerations described above, and in light of the nature, extent and quality of services to be provided by Aksia, the Trustees, including a majority of the Independent Trustees, approved the Proposed Agreements and determined to recommend that Shareholders approve the New Investment Consultant Agreement.

Based on all of the foregoing, the Trustees recommend that shareholders of the Fund vote FOR the approval of the New Investment Consultant Agreement.

The Interim Investment Consultant Agreement

At a special meeting of the Board held on October 31, 2023, the Board of Trustees also considered and approved the Interim Investment Consultant Agreement that will allow Aksia to continue to serve as the investment consultant to the Fund for up to 150 days after the date of the Closing or until the New Investment Consultant Agreement is approved by shareholders, if sooner. The Interim Investment Consultant Agreement takes effect on the date of the Closing and the New Investment Consultant Agreement will take effect if approved by Shareholders. The Interim Investment Consultant Agreement and the New Investment Consultant Agreement will allow Aksia to continue to serve as the investment consultant to the Fund under terms that are the same as the Existing Investment Consultant Agreement except that there will be a new initial term. Under the Interim Investment Consultant Agreement and the New Investment Consultant Agreement, Aksia will continue to provide the same services to the Fund for the same fees, as paid by the Adviser, under terms that are the same, except that there will be a new initial term, to the Existing Investment Consultant Agreement.

The provisions required by law include a requirement that the fees payable under the Interim Investment Consultant Agreement be put into an escrow account. If the Fund’s shareholders approve the New Investment Consultant Agreement at some time on or before [May 21, 2024], the Interim Investment Consultant Agreement will terminate and the compensation (plus any interest earned) payable to Aksia under the Interim Investment Consultant Agreement will be paid to Aksia. If the New Investment Consultant Agreement is not so approved, only the lesser of the costs incurred (plus any interest earned) or the amount in the escrow account (including any interest earned) will be paid to Aksia.

Terms of the Existing and New Investment Consultant Agreements

A copy of the New Investment Consultant Agreement is attached hereto as Exhibit C. The following description is only a summary; however, all material terms of the New Investment Consultant Agreement have been included in this summary. You should refer to Exhibit C for the New Investment Consultant Agreement, and the description set forth in this proxy statement of the New Investment Consultant Agreement is qualified in its entirety by reference to Exhibit C. The investment consultant services to be provided by Aksia to the Fund under the New Investment Consultant Agreement and the fee structure with respect to the fees payable to Aksia by Bow River Advisers are identical to the services currently provided by Aksia and the fee structure under the Existing Investment Consultant Agreement. The contractual rates of the investment consultant fee payable to Aksia, and the actual investment consultant fee rates paid to Aksia by Bow River Advisors for the fiscal year ended March 31, 2023, is set forth in Exhibit D. The date on which the Existing Investment Consultant Agreement was most recently (i) approved by the Board of Trustees and (ii) submitted to shareholders for approval and the purpose for such submission is also set forth in Exhibit D.

The terms of the Interim Investment Consultant Agreement are the same as those of the Existing Investment Consultant Agreement, except that there is a new initial term. A copy of the Interim Investment Consultant Agreement is attached hereto as Exhibit G. The provisions required by law include a requirement that the fees payable under the Interim Investment Consultant Agreement be put into an escrow account. If the Fund’s shareholders approve the New Investment Consultant Agreement at some time on or before [May 21, 2024], the Interim Investment Consultant Agreement will terminate and the compensation (plus any interest earned) payable under the Interim Investment Consultant Agreement will be paid to Aksia. If the New Investment Consultant Agreement is not so approved, only the lesser of the costs incurred (plus any interest earned) or the amount in the escrow account (including any interest earned) will be paid Aksia.

Investment Consultant Services. The investment consultant services to be provided by Aksia under the New Investment Consultant Agreement are identical to those investment consultant services currently provided by Aksia to the Fund under the Existing Investment Consultant Agreement. Under both the Existing Investment Consultant Agreement and the New Investment Consultant Agreement, Aksia assists the Adviser in sourcing and evaluating fund investments and, in consultation with the Adviser, recommends certain fund investments. Under both the Existing Investment Consultant Agreement and the New Investment Consultant Agreement, Aksia only recommends investments to the Adviser and has no involvement in investment decisions, any related negotiations, or the finalization of any investment.

In furnishing its services under both the New Investment Consultant Agreement and the Existing Investment Consultant Agreement, Aksia will furnish its services to the Fund in accordance with the following: (i) the Fund’s declaration of trust, by-laws and/or other governing documents; (ii) the currently effective registration statement; (iii) the 1940 Act and Advisers Act and the rules thereunder and all other federal and state laws or regulations applicable to the Fund; (iv) the Fund’s compliance manual and other policies and procedures adopted by the Board of Trustees; and (v) the instructions of Bow River Advisers.

Compensation of Aksia. Both the New Investment Consultant Agreement and the Existing Investment Consultant Agreement contain identical fee structures pursuant to which Bow River Advisers pays Aksia a investment consultant fee out of its management fee that it receives from the Fund.

Duration and Termination. Both the New Investment Consultant Agreement and the Existing Investment Consultant Agreement provide that, after the expiration of an initial two-year term, they may be continued for successive annual periods upon the approval of a majority of the Board of Trustees, including a majority of the Independent Trustees, voting separately. Both the New Investment Consultant Agreement and the Existing Investment Consultant Agreement provide that they will continue in effect for successive periods of one year only if such continuance is specifically approved at least annually (a) by the vote of a majority of those Trustees who are not parties to the respective agreement or interested persons of any such party, as such term is defined in the 1940 Act, and (b) by a vote of a majority of the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund. Both the New Investment Consultant Agreement and the Existing Investment Consultant Agreement may be terminated at any time, without the payment of any penalty by vote of a majority of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to Bow River Advisers and Aksia, or by Bow River Advisers or Aksia at any time without the payment of any penalty, on sixty (60) days’ written notice to the Fund and the other party. Both the New Investment Consultant Agreement and the Existing Investment Consultant Agreement provide that the respective agreement will automatically and immediately terminate in the event of its assignment.

The Interim Investment Consultant Agreement is identical, except that there is a new initial term, to the Existing Investment Consultant Agreement. The Interim Agreement will take effect on the date of the Closing if the New Investment Consultant Agreement has not yet been approved by Shareholders and will continue for up to 150 days after the date of Closing or until the New Investment Consultant Agreement is approved by Shareholders, if sooner.

Expenses. Both the New Investment Consultant Agreement and the Existing Investment Consultant Agreement that Aksia will furnish, at its own expense, all necessary facilities (including office space, furnishings and equipment) and personnel, including salaries, expenses and fees of any personnel required for Aksia to perform its duties under the respective agreement.

Limitation of Liability. Both the New Investment Consultant Agreement and the Existing Investment Consultant Agreement contain identical provisions with respect to the limitation of liability. The New Investment Consultant Agreement and the Existing Investment Consultant Agreement both state that, neither Aksia or its affiliates will be liable for any losses, claims, damages, liabilities or expenses incurred or suffered in connection with the good faith performance by such parties of responsibilities under the agreement; provided, however, that such parties will not be indemnified against any liability to which it would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, and reckless disregard.

Additional Information Pertaining to Aksia

The following table sets forth the name, position and principal occupation of each current executive officer of Aksia as of [November 1, 2023]. Each individual’s address is c/o Aksia CA LLC, 12760 High Bluff Drive, Suite 120, San Diego, CA 92130. Aksia is a wholly owned subsidiary of Aksia LLC.

Name	Principal Occupation at Aksia
James Vos	Partner and CEO

During the Fund’s last fiscal year, the Fund did not pay any amount to Aksia or any affiliated person of Aksia for services provided to the Fund (other than pursuant to the Existing Investment Consultant Agreement).

There were no brokerage commissions paid by the Fund to affiliated brokers of Aksia for the fiscal year ended March 31, 2023.

As of the Record Date, no officer or Trustee owns securities of, or any has other material direct or indirect interest in, Aksia or any person controlling, controlled by or under common control with Aksia. As of the Record Date, no Trustee has had any material interest, direct or indirect, in any material transaction, proposed or otherwise, since the beginning of the Fund’s fiscal year ended March 31, 2023, to which Aksia, or any parent or subsidiary of Aksia, or any parent or subsidiary of such entities, was a party.

Required Vote

As provided under the 1940 Act, approval of the New Investment Consultant Agreement will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting. The shareholders of the Fund will vote together as a single class.

For the reasons set forth above, the BOARD OF TRUSTEES of THE FUND UNANIMOUSLY recommendS that shareholders OF THE FUND vote in favor of the new INVESTMENT CONSULTANT agreement with AKSIA.

INFORMATION ABOUT OWNERSHIP OF SHARES OF THE FUND

Outstanding Shares

Only shareholders of record at the close of business on [November 1, 2023], will be entitled to notice of, and to vote at, the Special Meeting. On [November 1, 2023], the following shares of each class of the Fund were outstanding and entitled to vote:

Class	Shares outstanding and entitled to vote
Class I	[XXX]
Class II	[XXX]

PART 3

INFORMATION ON PROXY VOTING AND THE SPECIAL MEETING

Who is Eligible To Vote

Shareholders of record of the Fund as of the close of business on [November 1, 2023] (the “Record Date”) are entitled to vote on all of the Fund’s business at the Special Meeting and any adjournments thereof. Each whole share is entitled to one vote on each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the Special Meeting, will be voted according to the shareholder’s instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the proposal. If any other business comes before the Special Meeting, your shares will be voted at the discretion of the persons named as proxies.

Proposals by Shareholders

The Fund does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Under the Fund’s Declaration of Trust, shareholders owning in the aggregate 10% of the outstanding shares of all classes of the Fund have the right to call a meeting of shareholders to consider the removal of one or more Trustees. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should submit their written proposals to the Fund at its principal office within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its consideration at the meeting.

Proxies, Quorum and Voting at the Special Meeting

Shareholders may use the proxy card provided if they are unable to attend the Special Meeting in person or wish to have their shares voted by a proxy even if they do attend the Special Meeting. Any shareholder that has given a proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the Fund. The Fund’s secretary is Jane C. Ingalls, and she may be reached at the following address: 205 Detroit Street, Suite 800, Denver Colorado 80206. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw a previously submitted proxy and vote in person.

All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the proposals described herein and will use their best judgment to vote on such other business as may properly come before the Special Meeting or any adjournment thereof.

Telephonic Voting. Shareholders may call the toll-free phone number indicated on their proxy card to vote their shares. Shareholders will need to enter the control number set forth on their proxy card and then will be prompted to answer a series of simple questions. The telephonic procedures are designed to authenticate a shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

Internet Voting. Shareholders may submit an “electronic” proxy over the Internet in lieu of returning an executed proxy card. In order to use this voting feature, shareholders should go to the website indicated on the shareholder’s proxy card and enter the control number set forth on the proxy card. Shareholders will be prompted to follow a simple set of instructions, which will appear on the website.

Quorum. The presence in person or by proxy of the holders of thirty-three and one-third (33-1/3%) of the Shares of the Fund entitled to vote shall constitute a quorum for the transaction of business at the Special Meeting. For purposes of determining the presence of a quorum, abstentions will be counted as present. Abstentions will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal.

If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve a proposal are not received, shareholders may vote to adjourn the Special Meeting in order to solicit additional proxies. A shareholder vote may be taken on one or more proposals prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Special Meeting is adjourned to permit additional solicitation with respect to any other proposal.

As provided under the 1940 Act, approval of the proposed New Advisory Agreement and New Investment Consultant Agreement will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting.

Method of Solicitation and Expenses

Your vote is being solicited by the Board of Trustees of the Fund. The cost of soliciting proxies, including the costs related to the solicitation of shareholders, printing, mailing and tabulation of proxies and the fees of the proxy soliciting agent, will be borne by Bow River Advisers, LLC (the “Adviser”) and by New York Life Investment Management Holdings LLC (“NYLIM”). The Fund expects that the solicitation will be primarily by mail, but may also include telephone, electronic or other means of communication. If the Fund does not receive your proxy by a certain time, you may receive a telephone call from the proxy soliciting agent asking you to vote. The Fund does not reimburse Trustees and officers of the Fund, or regular employees and agents of the Adviser, for any involvement in the solicitation of proxies.

The Fund will not bear any expenses in connection with the Investment Transaction, including any costs of soliciting shareholder approval. All such expenses will be borne by the Adviser and by NYLIM

Ownership of the Fund

[As of the Record Date, the current Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund or any class of the Fund. Each person that, to the knowledge of the Fund, owned beneficially or of record 5% or more of the outstanding shares of the Fund as of the Record Date is listed in Exhibit E to this proxy statement.]

Procedures for Shareholder Communications with the Board

Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board of Trustees by addressing the communication directly to the Board of Trustees (or individual Trustee(s)) and/or otherwise clearly indicating in the salutation that the communication is for the Board of Trustees (or individual Trustee(s)) and by sending the communication to the Fund’s address for the Trustee(s) at c/o Bow River Advisers, LLC, 205 Detroit Street, Suite 800, Denver, Colorado 80206. Other Shareholder communications received by the Fund not directly addressed and sent to the Board of Trustees will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Other Business

While the Special Meeting has been called to transact any business that may properly come before it, the only matters that the Trustees intend to present are those matters stated in the attached Notice of Special Meeting of Shareholders. However, if any additional matters properly come before the Special Meeting, and on all matters incidental to the conduct of the Special Meeting, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

[November 17, 2023]

PART 4

OTHER MATTERS

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Fund who share a common address and who have not opted out of the householding process should receive a single copy of the proxy statement together with one Proxy Card or Voting Instruction Card, as applicable. If you received more than one copy of the proxy statement, you may elect to household in the future; if you received a single copy of the proxy statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this proxy statement by calling [XXXXX] or writing to the Fund at the following address: c/o UMB Fund Services, Inc. 235 West Galena Street, Milwaukee, WI 53212. Copies of this proxy statement and the accompanying Notice of Special Meeting are also available at [https://XXXXXXXXX]

Service Providers

UMB Fund Services, Inc. (“UMB”) located at 235 West Galena Street, Milwaukee, WI 53212, serves as the Fund’s administrator and provides administrative services to assist with the Fund’s operational needs. UMB also provides accounting services to the Fund and serves as the Fund’s distribution paying agent, transfer agent and registrar. UMB Bank, n.a., located at 1010 Grand Blvd., Kansas City, MO 64106, serves as custodian for the Fund.

Fiscal Year

The fiscal year-end of the Fund is March 31. The taxable year end of the Fund is September 30.

EXHIBIT A

FORM OF PROPOSED INVESTMENT ADVISORY AGREEMENT

INVESTMENT MANAGEMENT AGREEMENT

Bow River Capital Evergreen Fund

AGREEMENT made this ___________, by and between Bow River Capital Evergreen Fund, a Delaware statutory trust (the “Fund”), and Bow River Advisers, LLC, a limited liability company under the Laws of the State of Delaware (the “Adviser”).

WHEREAS, the Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Fund desires to retain the Adviser to render investment management services with respect to the Fund and the Adviser is willing to render such services:

NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1. APPOINTMENT AND ACCEPTANCE. The Fund hereby appoints the Adviser to act as Adviser to the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

The Adviser will, at its own expense, render the services and provide the office space, furnishings and equipment, and personnel (including any sub-advisers) required by it to perform the services on the terms and for the compensation provided herein. The Adviser will not, however, pay for the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Fund.

2. DUTIES OF ADVISER. The Fund employs the Adviser to furnish and manage a continuous investment program for the Fund. The Adviser will continuously review, supervise and (where appropriate) administer the investment program of the Fund, to determine in its discretion (where appropriate) the securities to be purchased, held, sold or exchanged, to provide the Fund with records concerning the Adviser’s activities which the Fund is required to maintain and to render regular reports to the Fund’s officers and Trustees concerning the Adviser’s discharge of the foregoing responsibilities. The Adviser may hire (subject to the approval of the Fund’s Board of Trustees (“Board”) and, except as otherwise permitted under the terms of any applicable exemptive.relief obtained from the Securities and Exchange Commission, or by rule or regulation, a majority of the outstanding voting securities of the Fund) and thereafter supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of the Fund. The retention of a sub-adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement.

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The Adviser shall discharge the foregoing responsibilities subject to the control of the Fund’s Board and in compliance with such policies as the Board may from time to time establish, with the objectives, policies, and limitations for the Fund set forth in the Fund’s registration statement as amended from time to time, and with applicable laws and regulations.

3. FUND TRANSACTIONS. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and is directed to use its best efforts to obtain “best execution,” considering the Fund’s investment objectives, policies, and restrictions as stated in the Fund’s Prospectus and Statement of Additional Information, as the same may be amended, supplemented or restated from time to time, and resolutions of the Fund’s Board. The Adviser will promptly communicate to the officers and the Board such information relating to portfolio transactions as they may reasonably request.

It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Fund to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Fund’s Prospectus and Statement of Additional Information.

4. COMPENSATION OF THE ADVISER.

(a) Investment Management Fee. In consideration of the advisory services provided by the Adviser to the Fund, the Fund shall pay to the Adviser compensation at a monthly rate of 1.75% on an annualized basis of the Fund’s average daily Managed Assets during such period. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). Compensation will be paid to the Adviser before giving effect to any repurchase of beneficial interests in the Fund effective as of that date. The Adviser may, in its discretion and from time to time, waive all or a portion of its fee.

(b) All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

5. BOOKS AND RECORDS. The Adviser will maintain all books and records with respect to the securities transactions of the Fund and will furnish to the Fund’s Board such periodic and special reports as the Board may reasonably request. The Fund and the Adviser agree to furnish to each other, if applicable, current registration statements, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 3la-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser on behalf of the Fund are the property of the Fund and will be surrendered promptly to the Fund on request.

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6. STATUS OF ADVISER. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

7. LIMITATION OF LIABILITY AND INDEMNIFICATION OF ADVISER.

(a) In the absence of willful misfeasance, bad faith, reckless disregard or gross negligence of its obligations to the Fund, the Adviser and any partner, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable for any error of judgment, mistake of law or for any act or omission by the person in connection with the performance of services to the Fund, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby.

(b) The Fund shall indemnify, to the fullest extent permitted by law, the Adviser, or any partner, director, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, reckless disregard or gross negligence of its obligations to the Fund. The rights of indemnification provided under this Section shall not be construed so as to provide for indemnification of any aforementioned persons for any losses (including any liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section to the fullest extent permitted by law.

(c) The Adviser shall indemnify, to the fullest extent permitted by law, the Fund and all controlling persons of the Fund (as described in Section 15 of the Securities Act of 1933, as amended), against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Adviser, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, gross negligence or reckless disregard of its obligations to the Adviser. The rights of indemnification provided under this Section shall not be construed so as to provide for indemnification of any aforementioned persons for any losses (including any liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section to the fullest extent permitted by law.

8. PERMISSIBLE INTERESTS. Trustees, agents, and interest holders of the Fund are or may be interested in the Adviser (or any successor thereof) as members, managers, officers, or interest holders, or otherwise; members, managers, officers, agents, and interest holders of the Adviser are or may be interested in the Fund as Trustees, interest holders or otherwise; and the Adviser (or any successor) is or may be interested in the Fund as an interest holder or otherwise.

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In addition, brokerage transactions for the Fund may be effected through affiliates of the Adviser if approved by the Fund’s Board, subject to the rules and regulations of the Securities and Exchange Commission.

9. AUTHORITY; NO CONFLICT. The Adviser represents, warrants and agrees that: it has the authority to enter into and perform the services contemplated by this Agreement; and the execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Adviser or any of its affiliates are a party.

10. LICENSE OF ADVISER’S NAME. The parties agree that the name of the Adviser, the names of any affiliates of the Adviser and any derivative or logo or trademark or service mark or trade name are the valuable property of the Adviser and its affiliates. The Adviser hereby agrees to grant a license to the Fund for use of its name in the name of the Fund for the term of this Agreement and such license shall terminate upon termination of this Agreement. If the Fund makes any unauthorized use of the Adviser’s names, derivatives, logos, trademarks, or service marks or trade names, the parties acknowledge that the Adviser shall suffer irreparable harm for which monetary damages may be inadequate and thus, the Adviser shall be entitled to injunctive relief, as well as any other remedy available under law.

11. DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect until [   ] for an initial two-year term and thereafter, may continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Board who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by a vote of a majority of the Fund’s Board or by vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the interest holders of the Fund fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

Notwithstanding the foregoing, this Agreement may be terminated as to the Fund at any time, without the payment of any penalty by vote of a majority of members of the Fund’s Board or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on sixty (60) days’ written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

As used in this Section 11, the terms “assignment”, “interested persons”, and a “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder; subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

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12. NOTICE. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice:

If to the Adviser:

Bow River Advisers, LLC

205 Detroit Street, Suite 800

Denver, Colorado 80206

If to the Fund:

Bow River Capital Evergreen Fund

c/o Bow River Advisers, LLC

205 Detroit Street, Suite 800

Denver, Colorado 80206

Telephone: (303) 861-8466

13. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

14. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Delaware, without reference to conflict of law or choice of law doctrines, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.

Bow River Capital Evergreen Fund

By:
Title:

Bow River Advisers, LLC

By:
Title:

EXHIBIT B

INVESTMENT ADVISORY FEES

Contractual Advisory Fee (as a percentage of Managed Assets)	Advisory Fee Rate Paid to Adviser (after waivers and reimbursements and/or recoupment, if any) for the Fiscal Year Ended March 31, 2023	Most Recent Date of Shareholder Approval of Existing Advisory Agreement and Purpose of Submission to Shareholders	Most Recent Date of Approval of Existing Advisory Agreement by the Board of Trustees
1.75% (on an annualized basis)	[1.75]%	December 31, 2020 (initial approval by sole shareholder)	September 1, 2023

EXHIBIT C

FORM OF PROPOSED INVESTMENT CONSULTANT AGREEMENT

INVESTMENT CONSULTANT AGREEMENT

This Investment Consultant Agreement (the “Agreement”) is made and entered into effective as of __________ (the “Effective Date”), by and between Bow River Advisers, LLC, a Delaware limited liability company (the “Advisor”), and Aksia CA LLC, a Delaware limited liability company (“Aksia” or the “Investment Consultant”).

WHEREAS, the Advisor has been appointed as the investment advisor to the Bow River Capital Evergreen Fund (the “Fund”), a Delaware statutory trust, pursuant to the terms of the Investment Advisory Agreement, dated __________, between the Advisor and the Fund (the “Advisory Agreement”),

WHEREAS, the Fund is an investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”);

WHEREAS, the Fund was formed to invest and reinvest its assets in accordance with the investment objectives and strategies as set forth from time to time in the Prospectus and Statement of Additional Information, of the Fund, as may be amended from time to time (the “Registration Statement”);

WHEREAS, each of the Advisor and Investment Consultant is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engages in the business of providing advisory services;

WHEREAS, the Board of Trustees (each Board member individually a “Trustee” and together the “Trustees”) of the Fund and the Advisor desire to retain the Investment Consultant to assist the Advisor in rendering certain services to the Fund and the Investment Consultant desires to render such services.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. Engagement and Obligations of Investment Consultant. The Advisor hereby appoints and retains the Investment Consultant to act as an investment consultant to the Fund and to provide the following services for the period, subject to the supervision and oversight of the Advisor and the Trustees of the Fund, and on the terms and conditions set forth in this Agreement.

(a) Services. The Investment Consultant agrees to perform the services described in Schedule 1 (the “Services”). Both parties acknowledge that Investment Consultant will not have power to effect transactions for the Advisor. Investment Consultant will not have investment discretion or have custody or control with respect to the Advisor or Fund. Advisor acknowledges that Investment Consultant’s Services, including but not limited to its investment advice and recommendations, are non-discretionary. The Advisor further acknowledges that the Investment Consultant may delegate certain of its responsibilities to its affiliates.

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The Investment Consultant shall perform the Services (i) in compliance with Board policies, (ii) in accordance with Schedule 1 hereof, (iii) in a manner consistent with the Fund’s objectives, policies, and limitations as set forth in its Registration Statement, as the same may be amended from time to time, so long as the Investment Consultant receives prior written notice of any proposed amendments at least sixty (60) days before such amendments become effective; (iv) subject to the Fund’s declaration of trust, by-laws and/or other governing instruments and (v) in accordance with the Investment Company Act and the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Fund. All Services to be furnished by the Investment Consultant under this Agreement may be furnished through the medium of any directors, officers or employees of the Investment Consultant or through such other parties as the Investment Consultant may determine from time to time (if any).

(b) Expenses and Personnel. The Investment Consultant agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required to perform the Services on the terms and for the compensation provided herein. Advisor shall reimburse the Investment Consultant for all reasonable out-of-pocket expenses incurred by Investment Consultant in connection with the Services, including, without limitation, travel required to attend in-person meetings with Advisor, the trustees or their respective representatives, sales and marketing activities on behalf of the Fund or for meetings requested by the Advisor and investment activities on behalf of the Fund or as requested by Advisor.

(c) Ownership and Control of Data, Work Product and Books and Records. The Investment Consultant has created, acquired or otherwise has rights in, and may, in connection with the performance of Services hereunder, employ, provide, modify, create, acquire or otherwise obtain rights in, various concepts, ideas, methods, methodologies, procedures, processes, know- how, and techniques (including, without limitation, function, process, system and data models); templates; software systems, user interfaces and screen designs; general purpose consulting and software tools; websites; data, documentation, due diligence reports, and proprietary information and processes (“Investment Consultant IP”).

(i) Except as provided below, upon full and final payment to Investment Consultant, any reports, information and other deliverables that are specifically customized and exclusively prepared for the Advisor or the Fund in connection with the Services (“Deliverables”) shall become the property of Advisor. For the avoidance of doubt, Investment Consultant IP shall never be deemed to be “specifically customized for and exclusively prepared for” the Advisor or the Fund. With respect to any Investment Consultant IP that is delivered to the Advisor or the Fund, Investment Consultant hereby grants to Advisor a perpetual, worldwide, paid-up, royalty-free, non-exclusive, non- transferable license to use such Investment Consultant IP in connection with this Agreement solely for the purposes contemplated by and subject to the terms of this Agreement.

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(ii) To the extent that Investment Consultant utilizes any of its property, including, without limitation, the Investment Consultant IP, in connection with the performance of Services, such property shall remain the sole and exclusive property of Investment Consultant and, except for the license expressly granted in the preceding paragraph, Advisor shall acquire no right or interest in such property.

(iii) Advisor will honor Investment Consultant copyrights, patents, and trademarks relating to Services, Deliverables and Investment Consultant IP, and will not use Investment Consultant’s name, patents or trademarks without Investment Consultant’s prior written consent. For the avoidance of doubt, no advertising or marketing materials, including but not limited to the Fund’s Registration Statement, regulatory filings, and promotional information which contains the name or any reference to Investment Consultant may be distributed without the prior written consent of Investment Consultant; unless the general form and scope of such use have been previously reviewed and approved by the Investment Consultant.

(iv) Investment Consultant acknowledges and agrees that all right, title and interest in and to any programs, systems, data, information and other materials furnished to Investment Consultant by Advisor hereunder are and shall remain Advisor’s sole and exclusive property.

(v) Nothing contained in this Agreement will prohibit Investment Consultant from using any of its general knowledge or knowledge acquired under this Agreement to perform similar services for others.

(vi) All books and records prepared and maintained by the Investment Consultant that are specifically customized for and exclusively prepared for the Advisor and/or the Fund under this Agreement shall be the property of the Advisor and/or the Fund and, upon request therefor, the Investment Consultant shall surrender to the appropriate party or destroy, at the Investment Consultant’s sole discretion with prior notice to the Advisor, such of the books and records so requested; provided, however, that Investment Consultant shall be permitted to retain (i) performance data related to recommended underlying investments and (ii) copies of other information as necessary to ensure compliance with applicable law, rule or regulation. Furthermore, the Investment Consultant shall not be required to destroy any computer records or files containing such information which have been created pursuant to automatic archiving and back-up procedures that cannot be reasonably deleted.

2. Compensation of the Investment Consultant. The Advisor will pay to the Investment Consultant an investment consultant fee (the “Fee”) as described in Schedule 2. The Fee shall be calculated as of the last business day of each month based upon “Managed Assets” of the Fund, as determined in the manner described in the Fund’s Registration Statement, and shall be paid to the Investment Consultant by the Advisor on a monthly basis in accordance with Schedule 2. The Fund will not pay a direct fee to the Investment Consultant.

3. Status of Investment Consultant. The services of the Investment Consultant to the Advisor and the Fund are not to be deemed exclusive, and the Investment Consultant shall be free to render similar services to others (including, without limitation, any registered investment management company, or series thereof). The Investment Consultant shall be deemed to be an independent contractor and shall have no authority to act for or represent the Advisor or the Fund in any way or otherwise be deemed an agent of the Advisor or the Fund. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Investment Consultant, who may also be a trustee, officer or employee of the Advisor or the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

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4. Confidentiality. Each party agrees that it shall hold in strict confidence all data and information obtained from another party hereto or the Fund whether written, graphic, oral or in another form (unless such information is or becomes readily ascertainable from public or published information or trade sources other than through a breach of this Section 4), including research and advisory reports, marketing materials, any written communication in connection with the services outlined in Schedule 1 of this Agreement, any usernames or passwords (the “User Codes, research, software, inventions, patent applications, techniques, processes, developments, algorithms, formulas, technology, customer information, service pricing and all private investment fund and fund manager information (the Confidential Information”), other than to its employees, affiliates and third-party service providers performing functions for the Fund. Each party agrees to ensure that its affiliates, directors, officers, employees and authorized representatives do not disclose such Confidential Information to others without the prior written consent of the party from whom it was obtained, unless such disclosure is required by a court with competent jurisdiction, the Securities and Exchange Commission (“SEC”), other regulatory or official body with applicable jurisdiction, the Fund’s independent registered public accounting firm, or in the opinion of its counsel, applicable law and regulations. For the avoidance of doubt, the Investment Consultant’s due diligence reports shall constitute Confidential Information and shall only be disclosed to those directors, officers, Fund Investment Committee members or employees, and attorneys (collectively, the “Representatives”) of the Advisor or the Fund who have a reasonable need to know for the purposes of this Agreement, and provided that prior to disclosure, the Representatives shall agree to keep the Investment Consultant’s Confidential Information confidential and not disclose or use the Investment Consultant’s Confidential Information for the benefit of any other person or entity. The Advisor has implemented procedures which provide for a physical and technological restriction of access to Confidential Information which is available to the Investment Consultant by request. If either party (the “Receiving Party”) becomes subject to a demand for discovery or disclosure of the other party’s (the “Disclosing Party”) Confidential Information under lawful process, the Receiving Party (a) must, to the extent permitted by law, give immediate notice to the Disclosing Party prior to furnishing the Disclosing Party’s Confidential Information (to the extent the provision of notice is not possible prior to disclosure, such notice shall be provided to the Disclosing Party as soon as practicable) so that the Disclosing Party may seek an appropriate protective order, (b) will not (unless expressly required) provide such disclosure until the Disclosing Party has had the opportunity to obtain such protective order, (c) will disclose only that portion of the Disclosing Party’s Confidential Information which falls within the scope of such lawful process and (d) must cooperate in seeking reasonable protective arrangements requested by the Disclosing Party.

Notwithstanding anything in this Agreement to the contrary, the Investment Consultant may, from time to time, and only to the extent necessary to carry out the terms of this Agreement, disclose its relationship with the Advisor or the Fund to a proper party, including, but not limited to, a private investment fund manager, administrator, or auditor, and the Investment Consultant may, from time to time, disclose this engagement or the Fund’s investment performance for purposes of full disclosure in response to requests for proposals and other such questionnaires.

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This Agreement shall apply to all Confidential Information disclosed whether before or after the Effective Date and shall continue until either party delivers notice of termination to the other party pursuant to Section 8; provided, however, that the provisions of this Section 4 shall remain in effect after termination.

5. Data Downloads. Certain of the Investment Consultant’s Confidential Information may be provided to the Advisor through electronic means (which include, but are not limited to, email, internal and external websites, and web-based portals that allow the Advisor electronic access to the Investment’s Consultant’s materials (the “Client Portals”)).

In connection with the Investment Consultant providing the Advisor with User Codes for its web-based services and products, the Advisor agrees that: (i) it shall not, nor shall it permit any other person to, remove, modify, exchange, disable, penetrate or otherwise defeat any security devices or security procedures; (ii) it will take all necessary actions to preserve the confidentiality of any User Codes; (iii) it shall restrict access to any User Code to those Representatives who are duly authorized to have such access; (iv) it is responsible for all acts or omissions that occur under any User Code; and (v) it shall notify the Investment Consultant immediately in writing upon the occurrence of any of the following: (1) any such User Code is lost, stolen, or improperly disclosed to a third party; (2) the authority or employment of any person in the Advisor’s organization who has been given access to the User Code has been terminated; (3) the confidentiality of any such User Code has been compromised in any way; or (4) it learns about a possible or actual unauthorized access to and/or use of such Investment Consultant web-based service or product.

For the avoidance of doubt, all software, data or other material available within the Client Portals constitute the Investment Consultant’s confidential and proprietary information for purposes of this Agreement. No act of downloading or otherwise copying from the Client Portals will transfer title to any software, data or material to the Advisor. The Advisor agrees not to use the information for any unlawful purpose and shall comply with any request from the Investment Consultant to protect its or any third-party provider’s rights in the information. The Advisor agrees that it will not rent, lease, lend, sell, resell, sublicense, assign, or permit access to, or otherwise reproduce, duplicate, copy or redistribute data derived from, the services or any part thereof to any third party not expressly permitted in this Agreement. In addition, the services provided by the Investment Consultant may include the ability by the Client to download information in a spreadsheet or other format relating to the funds included in the Client Portals. The data and information derived from such downloads is for internal use exclusively by the Advisor, and may not be disclosed, transmitted, or passed to any third party without the prior written consent of the Investment Consultant. The Advisor agrees not to download, or knowingly permit any third party to download, any data derived from the Client Portals onto computers or other media other than for the purposes contemplated by this Agreement and during the term of this Agreement. The Investment Consultant shall have the right for any reason or no reason to prevent the Advisor from downloading any data or information from the Client Portals. The Advisor agrees not to take any action that imposes or may impose an unreasonable or disproportionately large load on the Investment Consultant’s technical infrastructure, including excessive data downloads. The use of automated means, including without limitation any robot, spider, or scraper, to download excessive amounts of data is strictly prohibited.

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The services provided pursuant to this Agreement may also include access to view videos posted on the Client Portals. Such videos are intended for the use of registered users of the Client Portals and use by anyone other than such registered users is strictly prohibited. The Advisor may view and download videos, but only for the purposes outlined in this Agreement. The Advisor may not otherwise distribute, modify, copy, transmit, display, reuse, reproduce, publish, license, create derivative works from, transfer, sell or use such videos without the Investment Consultant’s prior written permission. In particular, and without limiting the foregoing, the Advisor may not show, display, transmit, transfer, sell or otherwise distribute any video to anyone who is not a registered user.

The Advisor acknowledges that any material downloaded or otherwise obtained through the use of the Client Portals is done at the Advisor’s own discretion and risk and that it will be solely responsible for any damage to its computer system or loss of data that results from the download of any such material.

6. Limits of Liability; Indemnification. The Investment Consultant assumes no responsibility under this Agreement other than to render the Services called for hereunder. It is agreed that the Investment Consultant shall have no responsibility or liability for the accuracy or completeness of the Fund’s Registration Statement under any applicable provisions of federal securities laws.

The Advisor and/or the Fund shall, to the fullest extent legally permissible under the laws of the state of Delaware, as amended from time to time, indemnify and hold harmless the Investment Consultant, its affiliates, and each of their respective directors, members, partners, officers, employees and agents (each, an “Investment Consultant Party” and collectively, the “Investment Consultant Parties”) against and hold the Investment Consultant Parties harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) (collectively, “Losses”) incurred or suffered in connection with the good faith performance by an Investment Consultant Party of its responsibilities under this Agreement; provided, however, that an Investment Consultant Party will not be indemnified against any liability to which it would otherwise be subject by reason of its willful misfeasance, bad faith, gross negligence, and reckless disregard. The Advisor and/or the Fund shall, upon request of an Investment Consultant Party, advance amounts in connection with the indemnification obligations described herein; provided, however, that if it is later determined by court order that such Investment Consultant Party was not entitled to be indemnified, then such Investment Consultant Party shall promptly reimburse the Advisor and/or the Fund, as applicable, for all advanced amounts. In the event that this indemnification obligation shall be deemed to be unenforceable, whether in whole or in part, such unenforceable portion shall be stricken or modified so as to give effect to this section to the fullest extent permitted by law.

Both parties acknowledge that applicable provisions of federal and state securities laws (and other non-waivable provisions of certain state and federal laws), may impose liabilities under certain circumstances on persons who act in good faith; therefore nothing contained in this Agreement shall constitute a waiver or limitation of liability that either party, or rights that either party may have under such laws.

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In no event will any party be liable to the other party for indirect, incidental, special, consequential, exemplary, reliance or punitive damages (including loss of profits, data, business or goodwill, or government fines, penalties, taxes or filing fees), arising out of the Services, regardless of whether either party is advised of the likelihood of such damages.

7. Duration. This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved: (i) by a vote of a majority of those Trustees of the Fund who are not “interested persons” (as defined in the Investment Company Act) of any party to this Agreement (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund’s outstanding voting securities. This Agreement shall continue in effect for an initial period of two (2) years from the date of its execution and shall continue annually thereafter only so long as such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

8. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days’ written notice to the Advisor and the Investment Consultant, or by the Advisor or Investment Consultant on sixty (60) days’ written notice to the Fund and the other party. This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Management Agreement between the Advisor and the Fund is assigned (as defined in the Investment Company Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party in the event of (a) material breach of this Agreement by the other party provided that such breach is not cured within fourteen (14) calendar days’ after written notice, or such longer period as the non-violating party may specify in such notice, (b) the bankruptcy or insolvency of the other party, (c) the inability of the other party for regulatory reasons to perform its services under this Agreement or (d) the commencement of winding up or dissolution of the Fund.

9. Assignment. Any assignment (as that term is defined in the Investment Company Act) of this Agreement made by the Investment Consultant shall result in the automatic termination of this Agreement, as provided in Section 8 hereof. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Investment Consultant except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder.

10. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Furthermore, except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Fund ( unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

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11. Applicable Law. This Agreement shall be construed in accordance with, and governed by, the substantive laws of the State of Delaware, without regard to the principles of the conflict of laws or the choice of laws. To the extent that the laws of the State of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

12. Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

13. Representations and Warranties.

(a) Representations and Warranties of the Investment Consultant. The Investment Consultant hereby represents and warrants to the Advisor and the Fund as follows:

(i) the Investment Consultant is a limited liability company duly organized and in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Investment Consultant is registered as an investment advisor with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement. The Investment Consultant represents that it will immediately notify the Advisor as to any changes in its registration status or otherwise legal authority to act in the capacity as an investment consultant. The Investment Consultant represents and warrants that it has financial resources, personnel and organizational means necessary to perform its obligations, including any liability and indemnification contemplated in Section 6, under this Agreement.

The Investment Consultant acknowledges receipt of the Advisor’s Form ADV Part 2A and appropriate 28s, which serves as the Advisor’s brochure under the Adviser’s Act.

Services shall be in compliance with the provisions of the Agreement, the Advisers Act, and other applicable state and federal laws applicable to Investment Consultant.

The Investment Consultant has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and Rule 204A-l under the Advisers Act and will provide the Advisor and the Board with a copy of such code of ethics, together with evidence of its adoption upon request. The Investment Consultant will certify quarterly, and as otherwise requested, that the Investment Consultant has complied with the requirements of Rule l 7j- l and Rule 204A-l during the period and that there has been no material violation of the Investment Consultant’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Advisor, the Investment Consultant shall permit the Advisor, its employees or its agents to examine the reports required to be made to the Investment Consultant by Rule l 7j- l (c)(1) and Rule 204A-l (b) and all other records relevant to the Investment Consultant’s code of ethics.

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In providing the Services, the Investment Consultant will provide no services, information or guidance with respect to the securities of any individual company (except as it relates to a co-investment opportunity), including the securities of the Advisor. The Investment Consultant shall not provide any accounting or legal advice.

(b) Representations and Warranties of the Advisor. The Advisor hereby represents and warrants to the Investment Consultant as follows: (i) the Advisor is a limited liability company duly organized and in good standing under the laws of the State of Colorado and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Advisor is registered as an investment advisor with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement. The Advisor represents that it will immediately notify the Investment Consultant as to any changes in its registration status or otherwise legal authority to act in the capacity as an investment adviser to its investors. The Advisor represents and warrants that it has financial resources, personnel and organizational means necessary to perform its obligations, including any liability and indemnification contemplated in Section 6, under this Agreement.

The Advisor acknowledges receipt of the Investment Consultant’s Form ADV Part 2A and appropriate 2Bs, which serves as the Investment Consultant’s brochure under the Advisers Act.

The Advisor acknowledges that the Investment Consultant renders investment advisory services for clients other than the Advisor and the Fund. The Advisor understands that the Investment Consultant may give advice and take action in performing its duties to other clients that may differ from advice or the timing or nature of action with respect to the Advisor.

The Advisor further acknowledges that the Investment Consultant cannot predict future activity in the financial markets and that the performance of investment managers retained by the Advisor are subject to various market, currency, economic, political and business risks, and that investment decisions made by these managers may not always be profitable. Thus, there can be no assurance as to any specific level of investment performance of any strategy that the Investment Consultant may recommend.

14. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

15. Notice. Notices of any kind to be given to the Advisor hereunder by the Investment Consultant shall be in writing and shall be duly given if mailed or delivered to Bow River Advisers, LLC, 205 Detroit St., Suite 800, Denver, CO 80206, Attn: General Counsel or to such other address or to such individual as shall be so specified by the Advisor to the Investment Consultant. Notices of any kind to be given to the Investment Consultant hereunder by the Advisor shall be in writing and shall be duly given if mailed or delivered to Aksia CA LLC, 12760 High Bluff Drive, Suite 120, San Diego, CA 92130, Attn: [ ] or at such other address or to such individual as shall be so specified by the Investment Consultant to the Advisor. Notices of any kind to be given to the Fund hereunder by the Investment Consultant shall be in writing and shall be duly given if mailed or delivered to Bow River Advisers, LLC, 205 Detroit St., Suite 800, Denver, CO 80206 Attn: General Counsel, with a copy to Josh Deringer, Faegre Drinker, Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996 or to such other address or to such individual as shall be so specified by the Fund to the Investment Consultant. Notices shall be effective upon delivery.

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16. Notice of Certain Changes in Investment Consultant. The Investment Consultant is hereby obligated to promptly notify the Fund and Advisor if there is a material change in the Investment Consultant’s Managing Directors, as defined at the Effective Date, within a reasonable time after such change takes place. No assignment (including, but not limited to, an assignment as defined in the Advisers Act) by either party to this Agreement shall be made without the prior written consent of the other party.

17. Publicity. Except as expressly provided herein or as approved in writing by the parties, neither party shall make any media or press release or other public announcement or disclosure relating to or referring to this Agreement or the other party without the other party’s prior written consent.

18. Marketing Relating to Investment Consultant.

(a) The parties agree that the name of the Investment Consultant, and the names of any of its affiliates, successors-in-interest, officers, managers, members, directors and employees and any derivative or logo or trademark or service mark or trade name of the foregoing are the valuable property of the Investment Consultant and its affiliates. The Advisor and the Fund shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of the Investment Consultant; unless the general form and scope of such use have been previously reviewed and approved by the Investment Consultant. Upon termination of this Agreement, the Advisor and the Fund shall cease to use such name(s), derivatives, logos, trademarks or service marks or trade names.

(b) The Fund and Advisor agree that the Fund and Advisor will only use marketing materials relating to or mentioning the Investment Consultant, its affiliates, successors-in-interest, officers, managers, members, directors and employees if such marketing materials were approved in writing for such use by Investment Consultant prior to use. The Fund and Advisor will review with the Investment Consultant any advertisement, sales literature, or notice prior to its use so that the Investment Consultant may review the context in which it is referred to, it being agreed that the Investment Consultant shall have no responsibility to ensure the adequacy of the form or content of such materials for purposes of the Fund’s or Advisor’s compliance with applicable laws and regulations.

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19. Counterparts. This Agreement may be executed in any number of counterpart signature pages (including facsimile counterparts), each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

[Remainder of page left intentionally blank]

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of this __ day of _________.

Bow River Advisers, LLC	Aksia CA LLC

By:	By:
Title:	Title:

Solely for purposes of Section 6 of this Agreement:

BOW RIVER CAPITAL EVERGREEN FUND

By:	Bow River Capital Evergreen Fund

By:
Title:

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Schedule 1- Scope of Services

1.	Sourcing, Evaluation and Recommendation

a.	Assist Advisor in sourcing opportunities in secondary fund investments, primary fund commitments, and co-investments in private equity, real assets, private credit and liquid credit strategies (“Preliminary Opportunities”).
b.	Assist Advisor in screening Preliminary Opportunities.
c.	Recommend certain investments for the Fund in consultation with the Advisor (“Recommended Opportunities”), although not all investments made by the Fund will be recommended by the Investment Consultant.
d.	Prepare due diligence reports for Recommended Opportunities (“Due Diligence Materials”). The information included, as well as the format and structure of the Due Diligence Materials may vary over time and shall be based on the specifics of each Recommended Opportunity. An operational due diligence report (“Operational Due Diligence Report”) will only be conducted for Recommended Opportunities relating to primary funds. For all other Recommended Opportunities (e.g., secondaries and co-investments), only a high-level review of certain documents and a media search will be conducted. Any background checks performed will be an expense of the Fund.

e.	Prepare, at the Investment Consultant’s election, high-level, summary diligence reports (“Summary Due Diligence Materials”) for investments not recommended by the Investment Consultant. The information included, as well as the format and structure, of the Summary Due Diligence Materials may vary over time and shall be based on the specifics of each Recommended Opportunity. In the event the Investment Consultant elects to prepare Summary Due Diligence Materials on an investment not recommended by the Investment Consultant, only a high-level review of certain documents and a media search will be conducted, and Operational Due Diligence will only be performed on primary funds, subject to agreed upon deliverable timeframes. Any background checks performed will be an expense of the Fund.
f.	Facilitate communication between the Advisor and general partners of Recommended Opportunities, as needed.
g.	Upon request, provide advice to the Advisor in its commercial investment-related contract negotiations with respect to Recommended Opportunities.

2.	Governance

a.	Participate in an observer capacity on the Fund’s investment committee and participate in investment committee meetings, as needed and mutually agreed upon by both parties. For the purposes of clarity, Advisor and Investment Consultant acknowledge and agree that Investment Consultant shall not have a voting or other decision-making authority relating to the Fund’s investment committee.

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b.	Upon request, facilitate communication between the Advisor and general partners with respect to investment valuation.
c.	Upon request and upon mutual agreement, prepare a summary of the Due Diligence Materials for the Fund’s investment committee presentations.

3.	Portfolio Construction

a.	Work with Advisor to develop a model portfolio and pacing model consistent with the Fund’s investment objectives, as needed.
b.	Work with Advisor, to adjust the portfolio and pacing model, as needed.

4.	Ongoing Services

a.	Regular communication with the Advisor including pipeline reviews and quarterly portfolio reviews.
b.	Ad-hoc portfolio management meetings between Investment Consultant and Advisor including discussion of Recommended Opportunities.
c.	Meet with the Fund’s board of trustees at its quarterly meetings.
d.	To the extent the Fund hires a sub-advisor to manage a sleeve of the portfolio, the parties will mutually agree upon the frequency of communication between both parties and the sub-advisor, including annual meetings, which may be more frequent as agreed to by both parties.

5.	Marketing and Distribution Support

a.	Upon request, assist with branding, messaging and other marketing content as it pertains to the Investment Consultant and its role with respect to the Fund.
b.	Upon request and mutual agreement, provide Investment Consultant’s white papers and market commentary.
c.	Participate in Advisor conferences and due diligence events from time to time with sufficient notice, as mutually agreed to with the Investment Consultant.
d.	Provide commercially reasonable field sales support coverage, from time to time with sufficient notice, as mutually agreed to with the Investment Consultant.

6.	Additional Support

a.	Upon request, Investment Consultant will cooperate, on a timely basis, with request for information required from Investment Consultant as an investment consultant to the Advisor and the Fund to facilitate the Fund’s SEC and other regulatory filings.
b.	Upon request, Investment Consultant will provide the Advisor and the Fund with records concerning the Investment Consultant’s activities under this Agreement, which the Fund is required to maintain.
c.	Upon request, Investment Consultant will render regular reports to the Advisor and the Fund concerning the Investment Consultant’s discharge of the foregoing responsibilities.

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Schedule 2 - Fees

•	Advisor shall pay Investment Consultant the following asset-based investment consultant fee (“Fee”) based on the Fund’s average daily Managed Assets:

Asset Based Fee	Investment Consultant-Advised Assets of the Bow River Evergreen Fund
37.5 basis points (0.375%)	All Assets

For purposes of calculating the Fee, “Managed Assets” shall be determined in accordance with the Fund’s governing documents as of last day of each calendar month.

The Fee is due and payable monthly within 30 days of the invoice receipt date. Interest at 9% per year will accrue after the invoice date until payment is received. Invoices will be submitted to Advisor on a monthly basis in arrears.

If the Registered Fund’s board of trustees agrees to reduce the fund advisory fee payable to Advisor, the Investment Consultant’s Fee will also be reduced pro-rata in conjunction with the reduction in the fund advisory fee.

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EXHIBIT D

INVESTMENT CONSULTANT FEES

Contractual Investment Consultant Fee (as a percentage of Managed Assets)	Fee Rate Paid to Investment Consultant for the Fiscal Year Ended March 31, 2023	Most Recent Date of Shareholder Approval of Existing Investment Consultant Agreement and Purpose of Submission to Shareholders	Most Recent Date of Approval of Existing Investment Consultant Agreement by the Board of Trustees
0.375% (on an annualized basis)	[ ]%	December 31, 2020 (initial approval by sole shareholder)	September 1, 2023

EXHIBIT E

5% OR GREATER OWNERSHIP OF A SHARE CLASS

The following table identifies those investors known to the Fund to own beneficially or of record 5% or more of the voting securities of a class of the Fund’s shares as of [November 1, 2023]. Any shareholder that owns 25% or more of the outstanding shares of the Fund or class may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or class. Shareholders controlling the Fund or a class could have the ability to vote a majority of the shares of the Fund or class on any matter requiring approval of the shareholders of the Fund or class.

Class	Shareholder Name and Address	Number of Shares of Class Owned	Percentage of Shares of Class Owned

[As of the Record Date, the Trustees and officers of the Fund, either individually or as a group, owned less than 1% of the outstanding shares of the Fund.]

EXHIBIT F

INTERIM

INVESTMENT MANAGEMENT AGREEMENT

Bow River Capital Evergreen Fund

INTERIM AGREEMENT made this ___________, by and between Bow River Capital Evergreen Fund, a Delaware statutory trust (the “Fund”), and Bow River Advisers, LLC, a limited liability company under the Laws of the State of Delaware (the “Adviser”).

WHEREAS, the Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Board of Trustees of the Fund (the “Board”, and each Board member individually a “Trustee”, and together, the “Trustees”) had previously retained the Adviser to render investment management services with respect to the Fund, pursuant to an Advisory Agreement (“Prior Advisory Agreement”) dated as of January 1, 2021;

WHEREAS, in connection with the closing of a corporate transaction (the “Transaction”) on [Insert Date], 2023, the Prior Advisory Agreement was assigned and thereby, terminated;

WHEREAS, pursuant to Rule 15a-4 under the 1940 Act, the Adviser and the Trustees of the Fund desire to retain the Adviser to render portfolio management services to the Fund in the manner and on the terms set forth in this Agreement, and

WHEREAS, the Fund is willing to render such services:

NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1. APPOINTMENT AND ACCEPTANCE. The Fund hereby appoints the Adviser to act as Adviser to the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

The Adviser will, at its own expense, render the services and provide the office space, furnishings and equipment, and personnel (including any sub-advisers) required by it to perform the services on the terms and for the compensation provided herein. The Adviser will not, however, pay for the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Fund.

2. DUTIES OF ADVISER. The Fund employs the Adviser to furnish and manage a continuous investment program for the Fund. The Adviser will continuously review, supervise and (where appropriate) administer the investment program of the Fund, to determine in its discretion (where appropriate) the securities to be purchased, held, sold or exchanged, to provide the Fund with records concerning the Adviser’s activities which the Fund is required to maintain and to render regular reports to the Fund’s officers and Trustees concerning the Adviser’s discharge of the foregoing responsibilities. The Adviser may hire (subject to the approval of the Fund’s Board of Trustees (“Board”) and, except as otherwise permitted under the terms of any applicable exemptive.relief obtained from the Securities and Exchange Commission, or by rule or regulation, a majority of the outstanding voting securities of the Fund) and thereafter supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of the Fund. The retention of a sub-adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement.

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The Adviser shall discharge the foregoing responsibilities subject to the control of the Fund’s Board and in compliance with such policies as the Board may from time to time establish, with the objectives, policies, and limitations for the Fund set forth in the Fund’s registration statement as amended from time to time, and with applicable laws and regulations.

3. FUND TRANSACTIONS. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and is directed to use its best efforts to obtain “best execution,” considering the Fund’s investment objectives, policies, and restrictions as stated in the Fund’s Prospectus and Statement of Additional Information, as the same may be amended, supplemented or restated from time to time, and resolutions of the Fund’s Board. The Adviser will promptly communicate to the officers and the Board such information relating to portfolio transactions as they may reasonably request.

It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Fund to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Fund’s Prospectus and Statement of Additional Information.

4. COMPENSATION OF THE ADVISER.

(a) Investment Management Fee. In consideration of the advisory services provided by the Adviser to the Fund, the Fund shall pay to the Adviser compensation at a monthly rate of 1.75% on an annualized basis of the Fund’s average daily Managed Assets during such period. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). Compensation will be paid to the Adviser before giving effect to any repurchase of beneficial interests in the Fund effective as of that date. The Adviser may, in its discretion and from time to time, waive all or a portion of its fee.

(b) During the term of this Agreement, any such compensation payable to the Adviser shall be held in an interest-bearing escrow account on behalf of the Fund. If, during the term of this Agreement, a new advisory agreement is approved by a majority of the Fund’s outstanding voting securities, then the amount held in the escrow account (plus interest and income earned thereon and proceeds thereof) shall be paid to the Adviser. If, however, a new advisory agreement is not approved by a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), then the Adviser shall be entitled to the less of (i) any costs incurred in performing this Agreement (plus interest and income earned thereon and proceeds thereof) or (ii) the total amount held in the escrow account (plus interest and income earned thereon and proceeds thereof).

5. BOOKS AND RECORDS. The Adviser will maintain all books and records with respect to the securities transactions of the Fund and will furnish to the Fund’s Board such periodic and special reports as the Board may reasonably request. The Fund and the Adviser agree to furnish to each other, if applicable, current registration statements, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 3la-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser on behalf of the Fund are the property of the Fund and will be surrendered promptly to the Fund on request.

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6. STATUS OF ADVISER. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

7. LIMITATION OF LIABILITY AND INDEMNIFICATION OF ADVISER.

(a) In the absence of willful misfeasance, bad faith, reckless disregard or gross negligence of its obligations to the Fund, the Adviser and any partner, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable for any error of judgment, mistake of law or for any act or omission by the person in connection with the performance of services to the Fund, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby.

(b) The Fund shall indemnify, to the fullest extent permitted by law, the Adviser, or any partner, director, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, reckless disregard or gross negligence of its obligations to the Fund. The rights of indemnification provided under this Section shall not be construed so as to provide for indemnification of any aforementioned persons for any losses (including any liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section to the fullest extent permitted by law.

(c) The Adviser shall indemnify, to the fullest extent permitted by law, the Fund and all controlling persons of the Fund (as described in Section 15 of the Securities Act of 1933, as amended), against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Adviser, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, gross negligence or reckless disregard of its obligations to the Adviser. The rights of indemnification provided under this Section shall not be construed so as to provide for indemnification of any aforementioned persons for any losses (including any liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section to the fullest extent permitted by law.

8. PERMISSIBLE INTERESTS. Trustees, agents, and interest holders of the Fund are or may be interested in the Adviser (or any successor thereof) as members, managers, officers, or interest holders, or otherwise; members, managers, officers, agents, and interest holders of the Adviser are or may be interested in the Fund as Trustees, interest holders or otherwise; and the Adviser (or any successor) is or may be interested in the Fund as an interest holder or otherwise.

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In addition, brokerage transactions for the Fund may be effected through affiliates of the Adviser if approved by the Fund’s Board, subject to the rules and regulations of the Securities and Exchange Commission.

9. AUTHORITY; NO CONFLICT. The Adviser represents, warrants and agrees that: it has the authority to enter into and perform the services contemplated by this Agreement; and the execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Adviser or any of its affiliates are a party.

10. LICENSE OF ADVISER’S NAME. The parties agree that the name of the Adviser, the names of any affiliates of the Adviser and any derivative or logo or trademark or service mark or trade name are the valuable property of the Adviser and its affiliates. The Adviser hereby agrees to grant a license to the Fund for use of its name in the name of the Fund for the term of this Agreement and such license shall terminate upon termination of this Agreement. If the Fund makes any unauthorized use of the Adviser’s names, derivatives, logos, trademarks, or service marks or trade names, the parties acknowledge that the Adviser shall suffer irreparable harm for which monetary damages may be inadequate and thus, the Adviser shall be entitled to injunctive relief, as well as any other remedy available under law.

11. DURATION. This Agreement shall become effective as of ____________, 2023, and unless terminated as herein provided and subject to all of the other terms and conditions hereof, this Agreement shall remain in full force and effect until the first of the following to occur: the effective date of a new advisory agreement relating to the management of the Fund, which has been approved by a vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund, or the 151st calendar day following the date hereof.

12. TERMINATION. This Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Trustees of the Fund or by vote of a majority of the outstanding Shares (as so defined) on ten (10) calendar days’ prior written notice to the Adviser, or by the Adviser at any time, without the payment of any penalty, on at least sixty (60) days’ prior written notice to the Fund. This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Management Agreement between the Adviser and the Fund is assigned (as defined in the Investment Company Act) or terminates for any other reason.  This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days’ after written notice. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party,

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13. NOTICE. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice:

If to the Adviser:

Bow River Advisers, LLC

205 Detroit Street, Suite 800

Denver, Colorado 80206

If to the Fund:

Bow River Capital Evergreen Fund

c/o Bow River Advisers, LLC

205 Detroit Street, Suite 800

Denver, Colorado 80206

Telephone: (303) 861-8466

14. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Delaware, without reference to conflict of law or choice of law doctrines, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.

Bow River Capital Evergreen Fund

By:
Title:

Bow River Advisers, LLC

By:
Title:

EXHIBIT G

INTERIM

INVESTMENT CONSULTANT AGREEMENT

This Interim Investment Consultant Agreement (the “Agreement”) is made and entered into effective as of __________ (the “Effective Date”), by and between Bow River Advisers, LLC, a Delaware limited liability company (the “Advisor”), and Aksia CA LLC, a Delaware limited liability company (“Aksia” or the “Investment Consultant”).

WHEREAS, the Advisor has been appointed as the investment advisor to the Bow River Capital Evergreen Fund (the “Fund”), a Delaware statutory trust, pursuant to the terms of the Investment Advisory Agreement, dated __________, between the Advisor and the Fund (the “Advisory Agreement”),

WHEREAS, the Fund is an investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”);

WHEREAS, the Fund was formed to invest and reinvest its assets in accordance with the investment objectives and strategies as set forth from time to time in the Prospectus and Statement of Additional Information, of the Fund, as may be amended from time to time (the “Registration Statement”);

WHEREAS, each of the Advisor and Investment Consultant is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engages in the business of providing advisory services;

WHEREAS, the Advisor had previously retained the Investment Consultant to provide certain services to the Fund pursuant to an investment consultant agreement dated as of January 1, 2021 (the “Prior Investment Consultant Agreement”);

WHEREAS, in connection with the closing of a corporate transaction (the “Transaction”) on [Insert Date], 2023, the Prior Investment Consultant Agreement was assigned and thereby, terminated;

WHEREAS, pursuant to Rule 15a-4 under the 1940 Act, the Advisor and the Board of Trustees of the Fund desire to retain the Investment Consultant to render certain services to the Fund in the manner and on the terms set forth in this Agreement, and

WHEREAS, the Investment Consultant is willing to furnish such services to the Fund:

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. Engagement and Obligations of Investment Consultant. The Advisor hereby appoints and retains the Investment Consultant to act as an investment consultant to the Fund and to provide the following services for the period, subject to the supervision and oversight of the Advisor and the Trustees of the Fund, and on the terms and conditions set forth in this Agreement.

(a) Services. The Investment Consultant agrees to perform the services described in Schedule 1 (the “Services”). Both parties acknowledge that Investment Consultant will not have power to effect transactions for the Advisor. Investment Consultant will not have investment discretion or have custody or control with respect to the Advisor or Fund. Advisor acknowledges that Investment Consultant’s Services, including but not limited to its investment advice and recommendations, are non-discretionary. The Advisor further acknowledges that the Investment Consultant may delegate certain of its responsibilities to its affiliates.

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The Investment Consultant shall perform the Services (i) in compliance with Board policies, (ii) in accordance with Schedule 1 hereof, (iii) in a manner consistent with the Fund’s objectives, policies, and limitations as set forth in its Registration Statement, as the same may be amended from time to time, so long as the Investment Consultant receives prior written notice of any proposed amendments at least sixty (60) days before such amendments become effective; (iv) subject to the Fund’s declaration of trust, by-laws and/or other governing instruments and (v) in accordance with the Investment Company Act and the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Fund. All Services to be furnished by the Investment Consultant under this Agreement may be furnished through the medium of any directors, officers or employees of the Investment Consultant or through such other parties as the Investment Consultant may determine from time to time (if any).

(b) Expenses and Personnel. The Investment Consultant agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required to perform the Services on the terms and for the compensation provided herein. Advisor shall reimburse the Investment Consultant for all reasonable out-of-pocket expenses incurred by Investment Consultant in connection with the Services, including, without limitation, travel required to attend in-person meetings with Advisor, the trustees or their respective representatives, sales and marketing activities on behalf of the Fund or for meetings requested by the Advisor and investment activities on behalf of the Fund or as requested by Advisor.

(c) Ownership and Control of Data, Work Product and Books and Records. The Investment Consultant has created, acquired or otherwise has rights in, and may, in connection with the performance of Services hereunder, employ, provide, modify, create, acquire or otherwise obtain rights in, various concepts, ideas, methods, methodologies, procedures, processes, know- how, and techniques (including, without limitation, function, process, system and data models); templates; software systems, user interfaces and screen designs; general purpose consulting and software tools; websites; data, documentation, due diligence reports, and proprietary information and processes (“Investment Consultant IP”).

(i) Except as provided below, upon full and final payment to Investment Consultant, any reports, information and other deliverables that are specifically customized and exclusively prepared for the Advisor or the Fund in connection with the Services (“Deliverables”) shall become the property of Advisor. For the avoidance of doubt, Investment Consultant IP shall never be deemed to be “specifically customized for and exclusively prepared for” the Advisor or the Fund. With respect to any Investment Consultant IP that is delivered to the Advisor or the Fund, Investment Consultant hereby grants to Advisor a perpetual, worldwide, paid-up, royalty-free, non-exclusive, non- transferable license to use such Investment Consultant IP in connection with this Agreement solely for the purposes contemplated by and subject to the terms of this Agreement.

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(ii) To the extent that Investment Consultant utilizes any of its property, including, without limitation, the Investment Consultant IP, in connection with the performance of Services, such property shall remain the sole and exclusive property of Investment Consultant and, except for the license expressly granted in the preceding paragraph, Advisor shall acquire no right or interest in such property.

(iii) Advisor will honor Investment Consultant copyrights, patents, and trademarks relating to Services, Deliverables and Investment Consultant IP, and will not use Investment Consultant’s name, patents or trademarks without Investment Consultant’s prior written consent. For the avoidance of doubt, no advertising or marketing materials, including but not limited to the Fund’s Registration Statement, regulatory filings, and promotional information which contains the name or any reference to Investment Consultant may be distributed without the prior written consent of Investment Consultant; unless the general form and scope of such use have been previously reviewed and approved by the Investment Consultant.

(iv) Investment Consultant acknowledges and agrees that all right, title and interest in and to any programs, systems, data, information and other materials furnished to Investment Consultant by Advisor hereunder are and shall remain Advisor’s sole and exclusive property.

(v) Nothing contained in this Agreement will prohibit Investment Consultant from using any of its general knowledge or knowledge acquired under this Agreement to perform similar services for others.

(vi)  All books and records prepared and maintained by the Investment Consultant that are specifically customized for and exclusively prepared for the Advisor and/or the Fund under this Agreement shall be the property of the Advisor and/or the Fund and, upon request therefor, the Investment Consultant shall surrender to the appropriate party or destroy, at the Investment Consultant’s sole discretion with prior notice to the Advisor, such of the books and records so requested; provided, however, that Investment Consultant shall be permitted to retain (i) performance data related to recommended underlying investments and (ii) copies of other information as necessary to ensure compliance with applicable law, rule or regulation. Furthermore, the Investment Consultant shall not be required to destroy any computer records or files containing such information which have been created pursuant to automatic archiving and back-up procedures that cannot be reasonably deleted.

2. Compensation of the Investment Consultant. The Advisor will pay to the Investment Consultant an investment consultant fee (the “Fee”) as described in Schedule 2. The Fee shall be calculated as of the last business day of each month based upon “Managed Assets” of the Fund, as determined in the manner described in the Fund’s Registration Statement, and shall be paid to the Investment Consultant by the Advisor on a monthly basis in accordance with Schedule 2. The Fund will not pay a direct fee to the Investment Consultant.

During the term of this Agreement, any such compensation payable to the Investment Consultant shall be held in an interest-bearing escrow account on behalf of the Fund. If, during the term of this Agreement, a new investment consultant agreement is approved by a majority of the Fund’s outstanding voting securities, then the amount held in the escrow account (plus interest and income earned thereon and proceeds thereof) shall be paid to the Investment Consultant. If, however, a new investment consultant agreement is not approved by a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), then the Investment Consultant shall be entitled to the lesser of (i) the costs incurred in performing this Agreement (plus interest and income earned thereon and proceeds thereof) or (ii) the total amount held in the escrow account (plus interest and income earned thereon and proceeds thereof).

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3. Status of Investment Consultant. The services of the Investment Consultant to the Advisor and the Fund are not to be deemed exclusive, and the Investment Consultant shall be free to render similar services to others (including, without limitation, any registered investment management company, or series thereof). The Investment Consultant shall be deemed to be an independent contractor and shall have no authority to act for or represent the Advisor or the Fund in any way or otherwise be deemed an agent of the Advisor or the Fund. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Investment Consultant, who may also be a trustee, officer or employee of the Advisor or the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

4. Confidentiality. Each party agrees that it shall hold in strict confidence all data and information obtained from another party hereto or the Fund whether written, graphic, oral or in another form (unless such information is or becomes readily ascertainable from public or published information or trade sources other than through a breach of this Section 4), including research and advisory reports, marketing materials, any written communication in connection with the services outlined in Schedule 1 of this Agreement, any usernames or passwords (the “User Codes, research, software, inventions, patent applications, techniques, processes, developments, algorithms, formulas, technology, customer information, service pricing and all private investment fund and fund manager information (the Confidential Information”), other than to its employees, affiliates and third-party service providers performing functions for the Fund. Each party agrees to ensure that its affiliates, directors, officers, employees and authorized representatives do not disclose such Confidential Information to others without the prior written consent of the party from whom it was obtained, unless such disclosure is required by a court with competent jurisdiction, the Securities and Exchange Commission (“SEC”), other regulatory or official body with applicable jurisdiction, the Fund’s independent registered public accounting firm, or in the opinion of its counsel, applicable law and regulations. For the avoidance of doubt, the Investment Consultant’s due diligence reports shall constitute Confidential Information and shall only be disclosed to those directors, officers, Fund Investment Committee members or employees, and attorneys (collectively, the “Representatives”) of the Advisor or the Fund who have a reasonable need to know for the purposes of this Agreement, and provided that prior to disclosure, the Representatives shall agree to keep the Investment Consultant’s Confidential Information confidential and not disclose or use the Investment Consultant’s Confidential Information for the benefit of any other person or entity. The Advisor has implemented procedures which provide for a physical and technological restriction of access to Confidential Information which is available to the Investment Consultant by request. If either party (the “Receiving Party”) becomes subject to a demand for discovery or disclosure of the other party’s (the “Disclosing Party”) Confidential Information under lawful process, the Receiving Party (a) must, to the extent permitted by law, give immediate notice to the Disclosing Party prior to furnishing the Disclosing Party’s Confidential Information (to the extent the provision of notice is not possible prior to disclosure, such notice shall be provided to the Disclosing Party as soon as practicable) so that the Disclosing Party may seek an appropriate protective order, (b) will not (unless expressly required) provide such disclosure until the Disclosing Party has had the opportunity to obtain such protective order, (c) will disclose only that portion of the Disclosing Party’s Confidential Information which falls within the scope of such lawful process and (d) must cooperate in seeking reasonable protective arrangements requested by the Disclosing Party.

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Notwithstanding anything in this Agreement to the contrary, the Investment Consultant may, from time to time, and only to the extent necessary to carry out the terms of this Agreement, disclose its relationship with the Advisor or the Fund to a proper party, including, but not limited to, a private investment fund manager, administrator, or auditor, and the Investment Consultant may, from time to time, disclose this engagement or the Fund’s investment performance for purposes of full disclosure in response to requests for proposals and other such questionnaires.

This Agreement shall apply to all Confidential Information disclosed whether before or after the Effective Date and shall continue until either party delivers notice of termination to the other party pursuant to Section 8; provided, however, that the provisions of this Section 4 shall remain in effect after termination.

5. Data Downloads. Certain of the Investment Consultant’s Confidential Information may be provided to the Advisor through electronic means (which include, but are not limited to, email, internal and external websites, and web-based portals that allow the Advisor electronic access to the Investment’s Consultant’s materials (the “Client Portals”)).

In connection with the Investment Consultant providing the Advisor with User Codes for its web-based services and products, the Advisor agrees that: (i) it shall not, nor shall it permit any other person to, remove, modify, exchange, disable, penetrate or otherwise defeat any security devices or security procedures; (ii) it will take all necessary actions to preserve the confidentiality of any User Codes; (iii) it shall restrict access to any User Code to those Representatives who are duly authorized to have such access; (iv) it is responsible for all acts or omissions that occur under any User Code; and (v) it shall notify the Investment Consultant immediately in writing upon the occurrence of any of the following: (1) any such User Code is lost, stolen, or improperly disclosed to a third party; (2) the authority or employment of any person in the Advisor’s organization who has been given access to the User Code has been terminated; (3) the confidentiality of any such User Code has been compromised in any way; or (4) it learns about a possible or actual unauthorized access to and/or use of such Investment Consultant web-based service or product.

For the avoidance of doubt, all software, data or other material available within the Client Portals constitute the Investment Consultant’s confidential and proprietary information for purposes of this Agreement. No act of downloading or otherwise copying from the Client Portals will transfer title to any software, data or material to the Advisor. The Advisor agrees not to use the information for any unlawful purpose and shall comply with any request from the Investment Consultant to protect its or any third-party provider’s rights in the information. The Advisor agrees that it will not rent, lease, lend, sell, resell, sublicense, assign, or permit access to, or otherwise reproduce, duplicate, copy or redistribute data derived from, the services or any part thereof to any third party not expressly permitted in this Agreement. In addition, the services provided by the Investment Consultant may include the ability by the Client to download information in a spreadsheet or other format relating to the funds included in the Client Portals. The data and information derived from such downloads is for internal use exclusively by the Advisor, and may not be disclosed, transmitted, or passed to any third party without the prior written consent of the Investment Consultant. The Advisor agrees not to download, or knowingly permit any third party to download, any data derived from the Client Portals onto computers or other media other than for the purposes contemplated by this Agreement and during the term of this Agreement. The Investment Consultant shall have the right for any reason or no reason to prevent the Advisor from downloading any data or information from the Client Portals. The Advisor agrees not to take any action that imposes or may impose an unreasonable or disproportionately large load on the Investment Consultant’s technical infrastructure, including excessive data downloads. The use of automated means, including without limitation any robot, spider, or scraper, to download excessive amounts of data is strictly prohibited.

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The services provided pursuant to this Agreement may also include access to view videos posted on the Client Portals. Such videos are intended for the use of registered users of the Client Portals and use by anyone other than such registered users is strictly prohibited. The Advisor may view and download videos, but only for the purposes outlined in this Agreement. The Advisor may not otherwise distribute, modify, copy, transmit, display, reuse, reproduce, publish, license, create derivative works from, transfer, sell or use such videos without the Investment Consultant’s prior written permission. In particular, and without limiting the foregoing, the Advisor may not show, display, transmit, transfer, sell or otherwise distribute any video to anyone who is not a registered user.

The Advisor acknowledges that any material downloaded or otherwise obtained through the use of the Client Portals is done at the Advisor’s own discretion and risk and that it will be solely responsible for any damage to its computer system or loss of data that results from the download of any such material.

6. Limits of Liability; Indemnification. The Investment Consultant assumes no responsibility under this Agreement other than to render the Services called for hereunder. It is agreed that the Investment Consultant shall have no responsibility or liability for the accuracy or completeness of the Fund’s Registration Statement under any applicable provisions of federal securities laws.

The Advisor and/or the Fund shall, to the fullest extent legally permissible under the laws of the state of Delaware, as amended from time to time, indemnify and hold harmless the Investment Consultant, its affiliates, and each of their respective directors, members, partners, officers, employees and agents (each, an “Investment Consultant Party” and collectively, the “Investment Consultant Parties”) against and hold the Investment Consultant Parties harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) (collectively, “Losses”) incurred or suffered in connection with the good faith performance by an Investment Consultant Party of its responsibilities under this Agreement; provided, however, that an Investment Consultant Party will not be indemnified against any liability to which it would otherwise be subject by reason of its willful misfeasance, bad faith, gross negligence, and reckless disregard. The Advisor and/or the Fund shall, upon request of an Investment Consultant Party, advance amounts in connection with the indemnification obligations described herein; provided, however, that if it is later determined by court order that such Investment Consultant Party was not entitled to be indemnified, then such Investment Consultant Party shall promptly reimburse the Advisor and/or the Fund, as applicable, for all advanced amounts. In the event that this indemnification obligation shall be deemed to be unenforceable, whether in whole or in part, such unenforceable portion shall be stricken or modified so as to give effect to this section to the fullest extent permitted by law.

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Both parties acknowledge that applicable provisions of federal and state securities laws (and other non-waivable provisions of certain state and federal laws), may impose liabilities under certain circumstances on persons who act in good faith; therefore nothing contained in this Agreement shall constitute a waiver or limitation of liability that either party, or rights that either party may have under such laws.

In no event will any party be liable to the other party for indirect, incidental, special, consequential, exemplary, reliance or punitive damages (including loss of profits, data, business or goodwill, or government fines, penalties, taxes or filing fees), arising out of the Services, regardless of whether either party is advised of the likelihood of such damages.

7. Duration. This Agreement shall become effective as of ____________, 2023, and unless terminated as herein provided and subject to all of the other terms and conditions hereof, this Agreement shall remain in full force and effect until the first of the following to occur: the effective date of a new investment consultant agreement relating to the management of the Fund, which has been approved by a vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund, or the 151st calendar day following the date hereof.

8. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the Fund, on ten (10) calendar days’ written notice to the Advisor and the Investment Consultant, or by the Advisor or Investment Consultant on sixty (60) days’ written notice to the Fund and the other party. This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Management Agreement between the Advisor and the Fund is assigned (as defined in the Investment Company Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

9. Assignment. Any assignment (as that term is defined in the Investment Company Act) of this Agreement made by the Investment Consultant shall result in the automatic termination of this Agreement, as provided in Section 8 hereof. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Investment Consultant except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder.

10. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Furthermore, except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Fund ( unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

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11. Applicable Law. This Agreement shall be construed in accordance with, and governed by, the substantive laws of the State of Delaware, without regard to the principles of the conflict of laws or the choice of laws. To the extent that the laws of the State of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

12. Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

13. Representations and Warranties.

(a) Representations and Warranties of the Investment Consultant. The Investment Consultant hereby represents and warrants to the Advisor and the Fund as follows:

(i) the Investment Consultant is a limited liability company duly organized and in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Investment Consultant is registered as an investment advisor with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement. The Investment Consultant represents that it will immediately notify the Advisor as to any changes in its registration status or otherwise legal authority to act in the capacity as an investment consultant. The Investment Consultant represents and warrants that it has financial resources, personnel and organizational means necessary to perform its obligations, including any liability and indemnification contemplated in Section 6, under this Agreement.

The Investment Consultant acknowledges receipt of the Advisor’s Form ADV Part 2A and appropriate 28s, which serves as the Advisor’s brochure under the Adviser’s Act.

Services shall be in compliance with the provisions of the Agreement, the Advisers Act, and other applicable state and federal laws applicable to Investment Consultant.

The Investment Consultant has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and Rule 204A-l under the Advisers Act and will provide the Advisor and the Board with a copy of such code of ethics, together with evidence of its adoption upon request. The Investment Consultant will certify quarterly, and as otherwise requested, that the Investment Consultant has complied with the requirements of Rule l 7j- l and Rule 204A-l during the period and that there has been no material violation of the Investment Consultant’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Advisor, the Investment Consultant shall permit the Advisor, its employees or its agents to examine the reports required to be made to the Investment Consultant by Rule l 7j- l (c)(1) and Rule 204A-l (b) and all other records relevant to the Investment Consultant’s code of ethics.

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In providing the Services, the Investment Consultant will provide no services, information or guidance with respect to the securities of any individual company (except as it relates to a co-investment opportunity), including the securities of the Advisor. The Investment Consultant shall not provide any accounting or legal advice.

(b) Representations and Warranties of the Advisor. The Advisor hereby represents and warrants to the Investment Consultant as follows: (i) the Advisor is a limited liability company duly organized and in good standing under the laws of the State of Colorado and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Advisor is registered as an investment advisor with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement. The Advisor represents that it will immediately notify the Investment Consultant as to any changes in its registration status or otherwise legal authority to act in the capacity as an investment adviser to its investors. The Advisor represents and warrants that it has financial resources, personnel and organizational means necessary to perform its obligations, including any liability and indemnification contemplated in Section 6, under this Agreement.

The Advisor acknowledges receipt of the Investment Consultant’s Form ADV Part 2A and appropriate 2Bs, which serves as the Investment Consultant’s brochure under the Advisers Act.

The Advisor acknowledges that the Investment Consultant renders investment advisory services for clients other than the Advisor and the Fund. The Advisor understands that the Investment Consultant may give advice and take action in performing its duties to other clients that may differ from advice or the timing or nature of action with respect to the Advisor.

The Advisor further acknowledges that the Investment Consultant cannot predict future activity in the financial markets and that the performance of investment managers retained by the Advisor are subject to various market, currency, economic, political and business risks, and that investment decisions made by these managers may not always be profitable. Thus, there can be no assurance as to any specific level of investment performance of any strategy that the Investment Consultant may recommend.

14. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

15. Notice. Notices of any kind to be given to the Advisor hereunder by the Investment Consultant shall be in writing and shall be duly given if mailed or delivered to Bow River Advisers, LLC, 205 Detroit St., Suite 800, Denver, CO 80206, Attn: General Counsel or to such other address or to such individual as shall be so specified by the Advisor to the Investment Consultant. Notices of any kind to be given to the Investment Consultant hereunder by the Advisor shall be in writing and shall be duly given if mailed or delivered to Aksia CA LLC, 12760 High Bluff Drive, Suite 120, San Diego, CA 92130, Attn: [ ] or at such other address or to such individual as shall be so specified by the Investment Consultant to the Advisor. Notices of any kind to be given to the Fund hereunder by the Investment Consultant shall be in writing and shall be duly given if mailed or delivered to Bow River Advisers, LLC, 205 Detroit St., Suite 800, Denver, CO 80206 Attn: General Counsel, with a copy to Josh Deringer, Faegre Drinker, Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996 or to such other address or to such individual as shall be so specified by the Fund to the Investment Consultant. Notices shall be effective upon delivery.

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16. Notice of Certain Changes in Investment Consultant. The Investment Consultant is hereby obligated to promptly notify the Fund and Advisor if there is a material change in the Investment Consultant’s Managing Directors, as defined at the Effective Date, within a reasonable time after such change takes place. No assignment (including, but not limited to, an assignment as defined in the Advisers Act) by either party to this Agreement shall be made without the prior written consent of the other party.

17. Publicity. Except as expressly provided herein or as approved in writing by the parties, neither party shall make any media or press release or other public announcement or disclosure relating to or referring to this Agreement or the other party without the other party’s prior written consent.

18. Marketing Relating to Investment Consultant.

(a) The parties agree that the name of the Investment Consultant, and the names of any of its affiliates, successors-in-interest, officers, managers, members, directors and employees and any derivative or logo or trademark or service mark or trade name of the foregoing are the valuable property of the Investment Consultant and its affiliates. The Advisor and the Fund shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of the Investment Consultant; unless the general form and scope of such use have been previously reviewed and approved by the Investment Consultant. Upon termination of this Agreement, the Advisor and the Fund shall cease to use such name(s), derivatives, logos, trademarks or service marks or trade names.

(b) The Fund and Advisor agree that the Fund and Advisor will only use marketing materials relating to or mentioning the Investment Consultant, its affiliates, successors-in-interest, officers, managers, members, directors and employees if such marketing materials were approved in writing for such use by Investment Consultant prior to use. The Fund and Advisor will review with the Investment Consultant any advertisement, sales literature, or notice prior to its use so that the Investment Consultant may review the context in which it is referred to, it being agreed that the Investment Consultant shall have no responsibility to ensure the adequacy of the form or content of such materials for purposes of the Fund’s or Advisor’s compliance with applicable laws and regulations.

19. Counterparts. This Agreement may be executed in any number of counterpart signature pages (including facsimile counterparts), each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

[Remainder of page left intentionally blank]

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of this __ day of _________.

Bow River Advisers, LLC	Aksia CA LLC

By:	By:
Title:	Title:

Solely for purposes of Section 6 of this Agreement:

BOW RIVER CAPITAL EVERGREEN FUND

By:	Bow River Capital Evergreen Fund

By:
Title:

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Schedule 1- Scope of Services

1.	Sourcing, Evaluation and Recommendation

a.	Assist Advisor in sourcing opportunities in secondary fund investments, primary fund commitments, and co-investments in private equity, real assets, private credit and liquid credit strategies (“Preliminary Opportunities”).
b.	Assist Advisor in screening Preliminary Opportunities.
c.	Recommend certain investments for the Fund in consultation with the Advisor (“Recommended Opportunities”), although not all investments made by the Fund will be recommended by the Investment Consultant.
d.	Prepare due diligence reports for Recommended Opportunities (“Due Diligence Materials”). The information included, as well as the format and structure of the Due Diligence Materials may vary over time and shall be based on the specifics of each Recommended Opportunity. An operational due diligence report (“Operational Due Diligence Report”) will only be conducted for Recommended Opportunities relating to primary funds. For all other Recommended Opportunities (e.g., secondaries and co-investments), only a high-level review of certain documents and a media search will be conducted. Any background checks performed will be an expense of the Fund.

e.	Prepare, at the Investment Consultant’s election, high-level, summary diligence reports (“Summary Due Diligence Materials”) for investments not recommended by the Investment Consultant. The information included, as well as the format and structure, of the Summary Due Diligence Materials may vary over time and shall be based on the specifics of each Recommended Opportunity. In the event the Investment Consultant elects to prepare Summary Due Diligence Materials on an investment not recommended by the Investment Consultant, only a high-level review of certain documents and a media search will be conducted, and Operational Due Diligence will only be performed on primary funds, subject to agreed upon deliverable timeframes. Any background checks performed will be an expense of the Fund.
f.	Facilitate communication between the Advisor and general partners of Recommended Opportunities, as needed.
g.	Upon request, provide advice to the Advisor in its commercial investment-related contract negotiations with respect to Recommended Opportunities.

2.	Governance

a.	Participate in an observer capacity on the Fund’s investment committee and participate in investment committee meetings, as needed and mutually agreed upon by both parties. For the purposes of clarity, Advisor and Investment Consultant acknowledge and agree that Investment Consultant shall not have a voting or other decision-making authority relating to the Fund’s investment committee.

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b.	Upon request, facilitate communication between the Advisor and general partners with respect to investment valuation.
c.	Upon request and upon mutual agreement, prepare a summary of the Due Diligence Materials for the Fund’s investment committee presentations.

3.	Portfolio Construction

a.	Work with Advisor to develop a model portfolio and pacing model consistent with the Fund’s investment objectives, as needed.
b.	Work with Advisor, to adjust the portfolio and pacing model, as needed.

4.	Ongoing Services

a.	Regular communication with the Advisor including pipeline reviews and quarterly portfolio reviews.
b.	Ad-hoc portfolio management meetings between Investment Consultant and Advisor including discussion of Recommended Opportunities.
c.	Meet with the Fund’s board of trustees at its quarterly meetings.
d.	To the extent the Fund hires a sub-advisor to manage a sleeve of the portfolio, the parties will mutually agree upon the frequency of communication between both parties and the sub-advisor, including annual meetings, which may be more frequent as agreed to by both parties.

5.	Marketing and Distribution Support

a.	Upon request, assist with branding, messaging and other marketing content as it pertains to the Investment Consultant and its role with respect to the Fund.
b.	Upon request and mutual agreement, provide Investment Consultant’s white papers and market commentary.
c.	Participate in Advisor conferences and due diligence events from time to time with sufficient notice, as mutually agreed to with the Investment Consultant.
d.	Provide commercially reasonable field sales support coverage, from time to time with sufficient notice, as mutually agreed to with the Investment Consultant.

6.	Additional Support

a.	Upon request, Investment Consultant will cooperate, on a timely basis, with request for information required from Investment Consultant as an investment consultant to the Advisor and the Fund to facilitate the Fund’s SEC and other regulatory filings.
b.	Upon request, Investment Consultant will provide the Advisor and the Fund with records concerning the Investment Consultant’s activities under this Agreement, which the Fund is required to maintain.
c.	Upon request, Investment Consultant will render regular reports to the Advisor and the Fund concerning the Investment Consultant’s discharge of the foregoing responsibilities.

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Schedule 2 - Fees

•	Advisor shall pay Investment Consultant the following asset-based investment consultant fee (“Fee”) based on the Fund’s average daily Managed Assets:

Asset Based Fee	Investment Consultant-Advised Assets of the Bow River Evergreen Fund
37.5 basis points (0.375%)	All Assets

For purposes of calculating the Fee, “Managed Assets” shall be determined in accordance with the Fund’s governing documents as of last day of each calendar month.

The Fee is due and payable monthly within 30 days of the invoice receipt date. Interest at 9% per year will accrue after the invoice date until payment is received. Invoices will be submitted to Advisor on a monthly basis in arrears.

If the Registered Fund’s board of trustees agrees to reduce the fund advisory fee payable to Advisor, the Investment Consultant’s Fee will also be reduced pro-rata in conjunction with the reduction in the fund advisory fee.

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BOW RIVER CAPITAL EVERGREEN FUND	EVERY VOTE IS IMPORTANT
PO Box 43131
Providence, RI 02940-3131	EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting One Logan Square, Suite 2000 Philadelphia, PA 19103 on December 22, 2023

Please detach at perforation before mailing.

PROXY

BOW RIVER CAPITAL EVERGREEN FUND

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [DECEMBER 22, 2023]

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Bow River Capital Evergreen Fund (the “Fund”), revoking previous proxies, hereby appoints Jeremy Held, Jane Ingalls, James Kerr and Joshua Deringer or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Bow River Capital Evergreen Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on [December 22, 2023, at 2:00 p.m. Eastern time], at the offices of Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, and at any adjournment thereof as indicated on the reverse side. Please refer to the Proxy Statement for a discussion of these matters.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the Proposals.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

BOW_33623_101023

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Bow River Capital Evergreen Fund

Shareholders Meeting to be held on [December 22, 2023, at 2:00 p.m. (Eastern Time)]

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/bcr-33623

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

■  Proposal THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE “FOR” THE PROPOSALS.

		FOR	AGAINST	ABSTAIN
1.	To approve a new investment advisory agreement (“New Advisory Agreement”) with Bow River Advisers, LLC (the “Adviser”) that will replace the current investment advisory agreement with the Adviser (“Existing Advisory Agreement”).	☐	☐	☐

2.

To approve a new investment consultant agreement (“New Investment Consultant Agreement”) between the Adviser and Aksia CA LLC (“Investment Consultant” or “Aksia”) that will replace the current investment consultant agreement between the Adviser and Aksia (“Existing Investment Consultant Agreement”).

		☐	☐	☐

■  Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
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